EXHIBIT 10.11

                       INTERCONNECTION AGREEMENT

                                BETWEEN

                  INDIANAPOLIS POWER & LIGHT COMPANY

                                  AND

               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY





                       Dated:  December 2, 1968

                               CONTENTS

Article                                                               Page

    Preamble -------------------------------------------------------    1

 1. Provisions for, and Continuity of Interconnected
    Operation ------------------------------------------------------    2

 2. Services to be Rendered ----------------------------------------    5

 3. Service Conditions ---------------------------------------------    7

 4. Delivery Points, Metering Points, and Metering -----------------   10

 5. Records and Statements -----------------------------------------   12

 6. Billings and Payments ------------------------------------------   13

 7. Operating Committee --------------------------------------------   14

 8. Continuity of Service ------------------------------------------   15

 9. Duration of Agreement ------------------------------------------   16

10. Liability ------------------------------------------------------   18

11. Taxes ----------------------------------------------------------   18

12. Notices --------------------------------------------------------   18

13. Regulatory Authorities -----------------------------------------   19

14. Waivers --------------------------------------------------------   20

15. Entire Agreement Contained Herein ------------------------------   20

16. Construction of Agreement --------------------------------------   20

17. Assignment -----------------------------------------------------   21
















                                  (i)

Service Schedule                                                    Page

A   Emergency Service ----------------------------------------------   22

B   Energy Transfer ------------------------------------------------   26

C   Interchange Power ----------------------------------------------   30

D   Short Term Power -----------------------------------------------   34

E   Coordination of Scheduled Maintenance of
    Generating Facilities ------------------------------------------   38




















                                 (ii)

    0.01 THIS AGREEMENT, dated as of the 2nd day of December, 1968, between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana corporation, and SOUTHERN INDIANA GAS AND ELECTRIC COMPANY (Southern Indiana Company), also an Indiana corporation,

                              WITNESSETH:

    0.02 WHEREAS, Indianapolis Company and Southern Indiana Company each owns electric facilities and is engaged in generation, transmission, distribution, and sale of electric power and energy within the State of Indiana; and

    0.03 WHEREAS, Indianapolis Company and Southern Indiana Company desire that certain 138,000-volt transmission line facilities be provided and built so as to establish a 138,000-volt interconnection between the Indianapolis Company system and the Southern Indiana Company system; and

    0.04 WHEREAS, Indianapolis Company and Southern Indiana Company desire to avail themselves of the mutual benefits and advantages to be realized by interconnected systems operation through such 138,000-volt interconnection; and

    0.05 WHEREAS, the parties desire to fix the terms and conditions upon which such interconnection shall be provided and built and upon which the furnishing of interconnection services shall be effected;

    0.06 NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agree as follows:

                               ARTICLE 1

                    PROVISIONS FOR, AND CONTINUITY
                      OF INTERCONNECTED OPERATION

Facilities To Be Provided By Southern Indiana Company

    1.01 Southern Indiana Company shall provide, own, and install, or cause to be installed, at its own expense, the following described facilities, viz.:

       1.011 A 138,000-volt single circuit transmission line (hereby designated and herein called Culley-Petersburg Line), approximately 55 miles in length, constructed with conductors not smaller than 795 MCM in size and with suitable ground wires, to extend in a generally northerly direction from Southern Indiana Company's Culley 138 KV Substation to Indianapolis Company's Petersburg Station.

       1.012 At Culley 138 KV Substation, the necessary terminal equipment, including facilities essential to the protection of line and station equipment.

       1.013 At Culley 138 KV Substation and other suitable locations, such communication, telemetering, and load control facilities as shall hereafter be determined by the parties as necessary for the proper and efficient interconnected operation of the parties' systems.

Facilities To Be Provided By Indianapolis Company

    1.02 Indianapolis Company shall provide, own, and install, or cause to be installed at its own expense, the following described facilities; viz.:

       1.021 At Petersburg Station, the necessary terminal equipment, including facilities essential to the protection of line and station equipment; such terminal equipment shall include one 138,000-volt automatic circuit breaker, appurtenant disconnecting and associated equipment.

       1.022 At Petersburg Station, transformer capacity, rated at 300,000 KVA, for conversion of the power at the 345,000-volt bus to power at 138,000 volts.

       1.023 At Petersburg Station, suitable 138,000-volt metering equipment as described in Section 4.03 below.

       1.024 At Petersburg Station and other suitable locations, such communication, telemetering, and load control facilities as shall hereafter be determined by the parties as necessary for the proper and efficient interconnected operation of the parties' systems.

Interconnection Point

    1.03 The Interconnection Point shall be that point at Petersburg Station where the terminal facilities provided therefor by Indianapolis Company shall be connected to the Culley-Petersburg Line.
Facilities Obligations Common To The Parties

    1.04 Subject to accidents, strikes, litigation, delays in securing delivery of equipment or other similar or dissimilar causes beyond the reasonable control of the parties, including the procuring of the necessary materials and labor and the obtaining of all the necessary governmental authorizations and permits approving the use of such labor and materials, the installation of the facilities to be provided by the parties, as hereinabove described, shall be completed and in service on or before January 1, 1970, and should the installation of said facilities be delayed beyond said date due to any of the aforesaid causes it shall nevertheless be completed as soon thereafter as practicable.

    1.05 The parties shall cooperate to assure the maximum practicable coordination of design of the facilities to be installed by each of them with new and existing facilities of the other.
Synchronous Operation

    1.06 When the installation of the facilities as provided for under this Article 1 is completed, the systems of the parties shall be connected at the Interconnection Point and thereafter throughout the duration of this agreement, subject to the provisions of this Section 1.06, such systems shall be operated in continuous synchronism through such line. If synchronous operation of the systems through such line becomes interrupted either manually or automatically because of reasons beyond the control of either party or because of scheduled maintenance that has been agreed to by both parties, the parties shall cooperate to remove the cause of such interruption as soon as practicable and restore such line to normal operating condition. Neither party shall be responsible to the other party for any damage or loss of revenue caused by any such interruption.

Maintenance of Equipment

    1.07 The parties hereto shall each keep the lines, together with all associated equipment and appurtenances, described in Article 1 hereof that are located on their respective sides of the Interconnection Point in a suitable condition of repair at all times, each at its own expense, in order that said lines will operate in a reliable and satisfactory manner and in order that reduction in the capacity of said lines will be avoided to the extent practicable.

                               ARTICLE 2
                        SERVICES TO BE RENDERED

    2.01 It is the purpose of the parties hereto to realize on an equitable basis, all benefits practicable to be effected through coordination in the operation and development of their respective systems. It is understood by the parties that such benefits may be realized by them by supplying from time to time, each to the other, under stated terms and conditions, various interconnection services including:

         (I) the furnishing of mutual emergency and standby assistance,
        (II)    the transfer of electric energy through the transmission
                system of one party for the benefit of the other,
        (III)   the interchange, sale, and purchase of energy to effect
                operating economies,
        (IV) the sale and purchase of short-term electric power and energy available on the system of one party and needed on the system of the other, and
         (V) the coordination of maintenance schedules of generating and transmission facilities

In furtherance of such purpose the parties hereto shall create an Operating Committee as provided under Article 7.

    2.02 Inasmuch as the specific services to be rendered in furtherance of such purpose will vary from time to time while this agreement is in effect, and the terms and conditions applicable to such services may require modification from time to time, it is intended that such specific services and the terms and conditions applicable thereto will be set forth in service schedules mutually agreed upon from time to time between the parties. Such service schedules, until and unless changed by such mutual agreement, shall be those provided by Section 2.03 hereof. Each such service schedule, while in effect, shall be deemed a part of this agreement.

    2.03  The respective service schedules designated:

        1.  Service Schedule A - Emergency Service
        2.  Service Schedule B - Energy Transfer
        3.  Service Schedule C - Interchange Power
        4.  Service Schedule D - Short Term Power
        5.  Service Schedule E - Coordination of Scheduled Maintenance of
                                Generating Facilities

which have been agreed upon between the parties hereto, are identified as Exhibits I, II, III, IV, and V, respectively, to this agreement, are attached hereto and are hereby made a part of the same as if incorporated herein.

                               ARTICLE 3
                          SERVICE CONDITIONS

Control of System Disturbance

    3.01 The parties hereto shall maintain and operate their respective systems so as to minimize, in accordance with sound operating practice, the likelihood of disturbance originating in either system which might cause impairment to the service of the system of the other party or of any system interconnected with the system of the other party.
Control of Kilovar Exchange

    3.02 It is intended that neither party hereto shall be obligated to deliver kilovars for the benefit of the other party; also that neither party shall be obligated to receive kilovars when to do so may introduce objectionable operating conditions on its system. The Operating Committee shall be responsible for the establishment from time to time of operating procedures and schedules, in respect of carrying kilovar loads by one system for the other in order to secure adequate service and economical use of the facilities of both systems and in respect of proper charges, if any, for the use of facilities carrying kilovar loads. In discharging such duties the Operating Committee shall recognize that in the transmission and delivery of power and energy hereunder the carrying of kilovar loads by either of the parties, in harmony with sound engineering principles of transmission operation with their systems interconnected, is subject to numerous variables contingent upon loading and operating conditions existing simultaneously on both of their systems. The operating procedures and schedules so set up by the Operating Committee shall be in accord with such principles and shall require each of the parties to carry kilovar loads at such times and in such amounts as will be equitable to both parties.
Control of Unscheduled Power Deliveries

    3.03 The parties hereto shall exercise reasonable foresight in carrying out all matters related to the providing and operating of their respective electric power resources so as to minimize to the extent practicable deviations between actual and scheduled deliveries of electric power and energy between their systems. The parties shall provide and install on their respective systems such communication and telemetering facilities as are essential to so minimizing such deviations; and, in developing and executing operating procedures that will enable the parties to avoid, to the extent practicable, deviations from scheduled deliveries, shall fully cooperate with each other and with third parties whose systems are either directly or indirectly interconnected with the systems of the parties and who of necessity, together with the parties, must unify their efforts cooperatively to achieve effective and efficient interconnected operation. The parties recognize, however, that, despite their best efforts to prevent the same, unscheduled deliveries of electric energy from one party to the other may occur. Electric energy delivered hereunder in such event shall be settled for either by the return of equivalent energy or by payment of the out-of-pocket cost (such cost being as of the delivery point or points, as provided for in Section 4.01 of this agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) to the supplying party of generating or acquiring such energy plus ten per cent of such cost. If equivalent energy is returned, it shall be returned at times when the load conditions of the party receiving it are equivalent to the load conditions of such party at the time the energy for which it is returned was delivered or, if such party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee, as will compensate for the difference in conditions.

                               ARTICLE 4

                       DELIVERY POINTS, METERING
                          POINTS AND METERING

Delivery Points

    4.01 All electric energy delivered under this agreement shall be of the character commonly known as three-phase sixty-cycle energy, and shall be delivered at the Interconnection Point, as defined under Section 1.03 hereof, at a nominal voltage of 138,000 volts and at such other points and voltages as may be agreed upon by the parties hereto.

Metering Points

    4.02 Electric Power and energy supplied under this agreement shall be measured by suitable metering equipment, having appropriate voltage rating, to be installed, owned and maintained at the metering point or points by the party in each case, as provided below:

       4.021 At the Interconnection Point specified in Section 1.03 above, by 138,000 volt metering equipment to be installed, owned and maintained by Indianapolis Company; and

       4.022 At such other points as may be hereafter agreed upon, such equipment at each such other metering point to have such voltage rating and to be installed under such arrangement with respect to ownership and maintenance thereof as the parties mutually determine.

Metering

    4.03  Suitable metering equipment at the metering points as provided in
Section 4.02 above shall include electric meters, potential and current transformers, and such other appurtenances as shall be necessary to give for each direction of flow the following quantities: (1) a continuous automatic graphic record of both kilowatts and kilovars, (2) an automatic record of the kilowatt-hours for each clock hour, and (3) a continuous integrating record of the kilowatt-hours.

    4.04 Measurements of electric energy for the purpose of effecting settlements under this agreement shall be made by standard types of electric meters installed and maintained, unless otherwise provided for in this agreement, by the owner at the metering points as provided under Section
4.02 above. The timing devices of all meters having such devices shall be maintained in time synchronism as closely as practicable. The meters shall be sealed and the seals shall be broken only upon occasions when the meters are to be tested or adjusted. For the purpose of checking the records of the metering equipment installed by one of the parties hereto as hereinabove provided, the other party hereto shall have the right to install check metering equipment at the aforesaid metering points. Check metering equipment so installed by one party on the premises of another party, unless otherwise provided for in this agreement, shall be owned and maintained by the party installing such equipment. Upon termination of this agreement the party owning such check metering equipment shall remove it from the premises of the other party. Authorized representatives of both parties shall have access at all reasonable hours to the premises where the meters are located and to the records made by the meters.

    4.05 The aforesaid metering equipment shall be tested by the owner at suitable intervals and its accuracy of registration maintained in accordance with good practice. On request of either party hereto, a special test may be made at the expense of the party requesting such special test. Representatives of both parties shall be afforded opportunity to be present at all routine or special tests and upon occasions when any readings for purposes of settlements hereunder are taken from meters not bearing an automatic record.

    4.06 If, at any test of metering equipment an inaccuracy shall be disclosed exceeding two percent, the account between the parties hereto for service theretofore delivered shall be adjusted to correct for the inaccuracy over the shorter of the following two periods: (1) for the thirty-day period immediately preceding the day of the test or (2) for the period that such inaccuracy may be determined to have existed. Should the metering equipment as provided for under Section 4.03 hereof at any time fail to register, the electric power and energy delivered shall be determined from the check meters, if installed, or otherwise shall be determined from the best available data.

                               ARTICLE 5

                        RECORDS AND STATEMENTS

Records

    5.01 In addition to records of the metering provided for in Article 4 hereof, the parties hereto shall keep in duplicate such other records as may be needed to afford a clear history of the various deliveries of electric energy made by one party to the other, and of the clock-hour integrated demands in kilowatt-hours delivered by one party to the other. In maintaining such records, the parties shall effect such segregations and allocations of demands and electric energy delivered into classes representing the various services and conditions as may be needed in connection with settlements under this agreement. The originals of all such records shall be retained by the party keeping the records and the duplicates shall be delivered monthly to the other party except as the parties may agree upon a different time interval for such delivery. Statements

    5.02 As promptly as practicable after the end of each calendar month, the parties hereto shall cause to be prepared a statement setting forth the electric power and energy transactions between them during such month in such detail and with such segregations as may be needed for operating records or for settlements under the provision of this agreement.

                               ARTICLE 6

                         BILLINGS AND PAYMENTS

    6.01 All bills for amounts owed by one party hereto to the other shall be due and payable on the fifteenth day of the month next following the month to which such bills are applicable, or on the tenth day following receipt of bill, whichever date be later. Interest on unpaid amounts shall accrue at the rate of six per cent per annum from the date due until the date upon which payment is made. The term "month" shall mean a calendar month for the purpose of settlements under this agreement.

                               ARTICLE 7

                          OPERATING COMMITTEE

    7.01 To coordinate the operation of their respective generating, transmission and substation facilities, in order that the advantages to be derived hereunder may be realized by the parties hereto to the fullest practicable extent, the parties shall establish a committee of authorized representatives to be known as the Operating Committee. Each of the parties shall designate in writing delivered to the other party, the person who is to act as its representative on said committee (and the person or persons who may serve as alternate whenever such representative is unable to act). Such representative and alternate or alternates shall each be persons familiar with the generating, transmission, and substation facilities of the system of the party by which he has been so designated, and each shall be fully authorized (1) to cooperate with the other representative (or alternates) and (2) from time to time as the need arises, subject to the declared intentions of the parties herein set forth and to the terms hereof and the terms of any other agreements then in effect between the parties, to determine and agree upon the following:

       7.011 All matters pertaining to the coordination of maintenance of the generating and transmission facilities of the parties.

       7.012 All matters pertaining to the control of time, frequency, energy flow, kilovar exchange, power factor, voltage, and other similar matters bearing upon the satisfactory synchronous operation of the systems of the parties.

       7.013 Such other matters not specifically provided for herein upon which cooperation, coordination, and agreement as to quantity, time, method, terms and conditions are necessary in order that the operation of the systems of the parties may be coordinated to the end that savings will be realized by the parties to the fullest practicable extent.

    7.02 For the purpose of inspection and reading of meters, checking of records, and all other pertinent matters, said representatives and their alternates shall have the right of entry to all property of the parties hereto used in connection with the performance of this agreement.

                               ARTICLE 8

                         CONTINUITY OF SERVICE

    8.01 Each party hereto shall exercise reasonable care and foresight to maintain continuity of service as provided under this agreement, but neither party shall be considered to be in default in respect of any obligation hereunder if prevented from fulfilling such obligation by reason of uncontrollable forces. The term "uncontrollable forces" shall be deemed for the purposes of this agreement to mean earthquake, storm, lightning, flood, backwater caused by flood, fire, epidemic, accident, failure of facilities, war, riot, civil disturbances, strike, labor disturbances, restraint by court or public authority, or other similar or dissimilar causes beyond the control of the party affected, which causes such party could not have avoided by exercise of reasonable care. Any party unable to fulfill any obligation by reason of uncontrollable forces shall remove such disability with reasonable dispatch.

                               ARTICLE 9

                         DURATION OF AGREEMENT

    9.01 This agreement shall become effective at the date hereof, subject to the filing requirements of any other regulatory authority or authorities having jurisdiction herein and to approval of any such authority, if required, and shall continue in effect the expiration of a period of ten consecutive years commencing upon the Interconnection Date, as defined in this Section 9.01, and thereafter for successive periods of one year unless and until terminated as provided in Section 9.02 below. The Interconnection Date shall be the first day of the calendar month next following the day, or on such day if it should be the first day of a calendar month, upon which the systems of the parties are connected at the Interconnection Point as provided for in Article 1 above. As soon as practicable following the establishment of such date, the parties, as a matter of record, shall exchange letters setting forth their acceptance thereof as said Interconnection Date.

    9.02 On July 10, 1953, Southern Indiana Company entered into a certain agreement designated "Inter-Company Power Agreement" with Ohio Valley Electric Corporation and certain other public utility companies. It is mutually agreed that if because Southern Indiana Company is or may become a Sponsor A or a Sponsor B as defined in said Inter-Company Power Agreement and should a condition arise at any time under which the performance by Southern Indiana Company of any of its obligations under this agreement conflict in any manner with the performance by it of any of its obligations under said Inter-Company Power Agreement, then Southern Indiana Company shall promptly advise Indianapolis Company in writing of such fact, and thereafter at any time either Indianapolis Company or Southern Indiana Company may terminate this agreement by giving at least thirty-days written notice to that effect to the other.

    9.03 Either party upon at least thirty months' prior written notice to the other may terminate this agreement at the expiration of said initial period of ten consecutive years or at the expiration of any succeeding period of one year.

                              ARTICLE 10

                               LIABILITY

   10.01 Each party hereto shall save and hold the other party hereto free and harmless from and against liability, loss, damage and expense arising from or incident to injury or damage to persons or property occasioned by or in connection with its own facilities or the production or flow of electric energy by or through such facilities except when such injury or damage is due to the negligence of such other party.

                              ARTICLE 11

                                 TAXES

   11.01 If at any time during the term hereof there should be levied or assessed against either of the parties hereto any direct tax by any taxing authority on the capacity or energy (or both) generated, purchased, sold, transmitted, interchanged, or exchanged by it, (there being no such tax at the date hereof) and such direct tax results in increasing the cost to either or both parties hereto in carrying out the provisions of this agreement, then such increase shall be made in the charges for capacity or energy (or both) furnished hereunder as is necessary to make adequate and equitable allowance for such tax.

                              ARTICLE 12

                                NOTICES

   12.01 Except as herein otherwise provided, any notice which may be given to or made upon either party hereto by the other under any of the provisions of this agreement, shall be in writing unless it is otherwise specifically provided herein, and shall be treated as duly delivered when the same is either (a) personally delivered to the Chief Executive Officer of Indianapolis Company, in the case of a notice to be given Indianapolis Company, or personally delivered to the Chief Executive Officer of Southern Indiana Company, in the case of a notice to be given Southern Indiana Company, or (b) deposited in the United States mail, postage prepaid and properly addressed to the above parties.

   12.02 Any notice, request or demand pertaining to matters of an operating nature may be delivered, by ordinary mail, messenger, telephone, telegraph, or orally as may be appropriate, to an Operating Committee representative and, if oral, shall be confirmed in writing as soon as practicable thereafter if either party hereto so requests in any particular instance.

                              ARTICLE 13

                        REGULATORY AUTHORITIES

   13.01 This agreement is made subject to the jurisdiction of any regulatory authority or authorities having jurisdiction in the premises and if any of the terms and conditions hereof are altered or made impossible of performance by order or rule of any such authority, and the parties hereto are unable to agree upon a modification of such terms and conditions, then in such event neither party shall be liable to the other for failure thereafter to comply with such terms and conditions.

                              ARTICLE 14

                                WAIVERS

   14.01 Any waiver at any time by either party hereto of its rights with respect to a default under this agreement, or with respect to any other matter arising in connection with this agreement, shall not be deemed a waiver with respect to any subsequent default or matter. Any delay, short of the statutory period of limitation, in asserting or enforcing any right under this agreement, shall not be deemed a waiver of such right.

                              ARTICLE 15

                   ENTIRE AGREEMENT CONTAINED HEREIN

   15.01 This agreement contains the entire agreement between the parties hereto in respect of the subject matter hereof, and there are no other understandings or agreements between the parties hereto in respect thereof.

                              ARTICLE 16

                       CONSTRUCTION OF AGREEMENT

   16.01 This agreement shall be governed by and construed according to the laws of the State of Indiana.

                              ARTICLE 17

                              ASSIGNMENT

   17.01 This agreement shall inure to and bind the respective successors and assigns of the parties hereto, but the assignment hereof by either party shall not relieve such party, without the written consent of the other party, of any obligation to supply, or to take and pay for, as the case may be, the services herein contracted for.

   IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers and their respective corporate seals to be hereunto affixed as of the date first mentioned above.

                              INDIANAPOLIS POWER & LIGHT COMPANY
                                    an Indiana corporation.



                              By /s/ O.T.Fitzwater
                                O.T. Fitzwater, Chairman of the Board



ATTEST:


/s/ Ralph W. Husted
Ralph W. Husted, Secretary

                              SOUTHERN INDIANA GAS AND ELECTRIC
                                COMPANY
                                    an Indiana corporation.



                              By /s/ D.W. Vaugh
                                                        President

ATTEST:



/s/ L.H. Meyer
               , Secretary

                                                       Exhibit I

                          SERVICE SCHEDULE A

                           EMERGENCY SERVICE

                     Under Agreement, dated as of
                       December 2, 1968 between

                Indianapolis Power & Light Company and
               Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1 This Service Schedule, a part of and under agreement (referred to in this Schedule as the Agreement) dated as of December 2, 1968, between Indianapolis Power & Light Company (Indianapolis Company) and Southern Indiana Gas and Electric Company (Southern Indiana Company) shall become effective on the Interconnection Date as defined in Section 9.01 of Article 9 of the Agreement and shall continue in effect until termination of the Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    2.1 Subject to the provisions of subsection 2.2 of this Section 2, in the event of a breakdown or other emergency in or on the system of either party involving either sources of power or transmission facilities, or both, impairing or jeopardizing the ability of the party suffering the emergency to meet the loads of its system, the other party shall deliver to such party such electric energy as it is requested to deliver; provided, however, that neither party shall be obligated to deliver such energy which, in its sole judgment, it cannot deliver without interposing a hazard to or economic burden upon its operations or without impairing or jeopardizing the other load requirements of its system; and provided further, that neither party shall be obligated to deliver electric energy for a period in excess of forty-eight consecutive hours during any single emergency.

    2.2 The parties recognize that the delivery of electric energy as provided for in subsection 2.1 of this Section 2 is subject to two conditions which may preclude the delivery of such energy as so provided:
(a) the party requested to deliver electric energy may be suffering an emergency in or on its own system as described in said subsection 2.1, or
(b) the system of the party of whom such request is made may be delivering electric energy, under a mutual emergency interchange agreement, to the system of another interconnected company which is suffering an emergency in or on its system. Under conditions as cited under (a) above, neither party shall be considered to be in default hereunder if unable to comply with the provisions of said subsection 2.1. Under conditions as cited under (b) above, neither party shall be considered to be in default hereunder if it is unable to comply with the provisions of said subsection 2.1 provided that the aforesaid interconnected company has suffered said emergency in or on its system prior to and within forty-eight hours of that of the other party hereto and that, if requested by said other party, such delivery of electric energy to said interconnected company shall be discontinued within forty-eight hours following the start of such delivery, and a subsequent delivery shall be made for a full forty-eight hour period to said other party in accordance with the provisions of said subsection 2.1.

    2.3 If at any time the record over a reasonable prior period shows clearly that either of the parties has failed to deliver energy in accordance with and subject to the provisions of subsection 2.1 and subsection 2.2 of this Section 2, either party, by written notice given to the other party, may call for a joint study by the parties of the reserve generating capacity in and provided for their respective systems and of their respective system transmission facilities affecting the supply and delivery of power and energy under the Agreement. It shall be the purpose of such study to determine the adequacy or inadequacy of reserve generating capacity and transmission facilities being provided to meet the requirements of the parties' respective systems, reflecting obligations under the Agreement, and, if inadequate, the extent of the burden that one party may be placing upon the other. If it should be found that one party is placing an unreasonable burden upon the other, the party causing such burden shall take such measures as are necessary to remove the burden from the other party, or the parties shall enter into such arrangements as shall provide for equitable compensation to the party being burdened.

SECTION 3 - COMPENSATION

    3.1 Electric energy delivered under Section 2 above shall be settled for either by the return of equivalent energy or, at the option of the party that supplied such energy, by payment of the out-of-pocket cost (such cost being as of the delivery point or points, as provided in Section 4.01 of
Article 4 of the Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) to the supplying party of generating or supplying such energy plus ten percent of such cost. If equivalent energy is returned, it shall be returned at times when the load conditions of the party receiving it are equivalent to the load conditions of such party at the time the energy for which it is returned was delivered or, if such party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee, as will compensate for the difference in conditions.

                                                       Exhibit II
                          SERVICE SCHEDULE B
                            ENERGY TRANSFER
                     Under Agreement, dated as of
                       December 2, 1968 between
                Indianapolis Power & Light Company and
               Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1 This Service Schedule, a part of and under agreement (referred to in this Schedule as the Agreement) dated as of December 2, 1968, between Indianapolis Power & Light Company (Indianapolis Company) and Southern Indiana Gas and Electric Company (Southern Indiana Company) shall become effective on the Interconnection Date as defined in Section 9.01 of Article 9 of the Agreement and shall continue in effect until termination of the Agreement.

SECTION 2 - TRANSFER ARRANGEMENT

    2.1 In carrying out the interconnected operation of their respective systems as provided for under the Agreement, energy being received by a portion of one party's system from another portion of its system or from the system of another interconnected company, or energy being delivered by a portion of one party's system to another portion of its system or to the system of another interconnected company, may flow over the transmission facilities of the other party as a natural result of the physical and electrical characteristics of the interconnected network of transmission lines of which the transmission systems of the parties are a part. Such flow of energy may occur during periods when conditions of system operation are normal or may occur during periods of emergency caused by the failure of either sources of power or transmission facilities, or both. In respect to such flow of energy (hereinafter called "energy transfer") the parties agree as follows; viz.:

       2.11 Such energy transfer over their respective transmission facilities shall be permitted when such transfer occurs; subject, however, to the understanding that such energy transfer shall not be of such magnitude or duration as to affect adversely or jeopardize the ability of the party over whose system such energy transfer occurs to render proper service to its customers, and to render or accept service to or from companies with which it now has or at any time hereafter it may have contractual arrangements to furnish, take, or interchange power or energy, or both.

       2.12 The parties recognize that in carrying out the provisions of this Service Schedule, the above described energy transfer, either during periods when conditions of system operation are normal or during periods of emergency, or both, may eventually require the installation of additional transmission facilities in order that such energy transfer may be properly controlled to the end that the ability of the party over whose system such energy transfer occurs to meet its own requirements, as described under 2.11 above, is not affected adversely or jeopardized. In the event the need for such additional transmission facilities becomes apparent to either of the parties during the duration of this Service Schedule, upon written notice given by either party to the other party and as soon as practicable following such notice, the parties shall jointly re-examine conditions relating to energy transfer. In such re-examination, if called for, the parties shall agree upon such additional transmission facilities as may be required to be installed, if any, and upon an equitable basis for bearing the cost of installing, maintaining and operating such facilities, if installed.

SECTION 3 - POWER AND ENERGY ACCOUNTING

    3.1  The parties recognize that energy transfer as described under
Section 2 of this Service Schedule, except for such amounts of electrical losses as may be incurred because of such energy transfer, is the simultaneous acceptance and delivery of like amounts of power and energy by and from the system of the party over whose system such energy transfer occurs. Power and energy associated with energy transfer, including electrical losses associated therewith, shall be accounted for each clock-hour as provided for under Article 5 of the Agreement. Proper consideration to such electrical losses will be in accordance with the manner agreed upon by the Operating Committee. It is understood by the parties, however, that such electrical losses resulting from energy transfer, to be taken as losses over and above the losses prevailing under basic conditions agreed upon by the parties, shall be supplied simultaneously by the party for whom such energy transfer is being made.
The parties have agreed that initially such basic conditions will be established as those that exist when the scheduled net delivery between the systems of the parties, and between their respective systems and the systems of other interconnected companies, is zero kilowatts. It is further understood that, from time to time, conditions may require the establishment of different basic conditions for such purpose. Either party by written notice given to the other party may call for a prompt re-examination and reconsideration of matters pertinent to the establishment of said basic conditions, whenever such re-examination appears to be warranted, and the parties will thereupon agree to effect such changes in the basic conditions, if any, that will equitably compensate the parties for such losses. A statement to be prepared by the parties at the end of each calendar month shall include in detail the amounts of energy delivered and received by the parties that are associated with energy transfer and the amounts of electrical losses associated therewith.

                                                 Exhibit III
                          SERVICE SCHEDULE C

                           INTERCHANGE POWER

                     Under Agreement, dated as of
                       December 2, 1968 between

                Indianapolis Power & Light Company and
               Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1 This Service Schedule, a part of and under agreement (referred to in this Schedule as the Agreement) dated as of December 2, 1968, between Indianapolis Power & Light Company (Indianapolis Company) and Southern Indiana Gas and Electric Company, Inc. (Southern Indiana Company) shall become effective on the Interconnection Date as defined in Section 9.01 of
Article 9 of the Agreement and shall continue in effect until termination of the Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    Economy Energy

    2.1 It is recognized that from time to time each of the parties may have electric energy (herein called Economy Energy) available from surplus capacity either on its own system or from sources outside its own system, or both, and that Economy Energy could be supplied to the other party at a cost that would result in operating savings to such other party. Such operating savings would result from the displacement of electric energy that otherwise would be supplied from capacity either on such other party's system or from sources outside its own system, or both. To promote the economy of electric power supply and to achieve efficient utilization of production capacity, either party, whenever it, in its own judgment determines Economy Energy is available, may, but shall not be obligated to, offer Economy Energy to the other party. Promptly upon receipt of any such offer said other party shall notify the offering party of the extent to which it desires to use such Economy Energy, and schedules providing the periods and extent of use shall be agreed upon.

    Compensation - Economy Energy

    2.2 Economy Energy supplied hereunder shall be considered as displacing electric energy that otherwise would have been generated by the receiving party at its own steam-electric generating stations or any electric energy from third parties mutually agreed to be subject to displacement hereunder. Economy Energy shall be settled for at rates which shall be predicated upon the principle that savings in operating costs to the systems of the parties resulting from the use of Economy Energy shall be divided between the parties as equally as is practicable. Prior to any transaction involving the delivery and receipt of Economy Energy, authorized representatives of the parties shall determine and agree upon the compensation applicable to such transaction. Compensation so agreed upon shall not be subject to later review or adjustment.

    Non-Displacement Energy

    2.3 It is further recognized that from time to time occasions will arise when the effecting of transactions as provided in subsection 2.1 next above will be impracticable, but at the same time one of the parties may have electric energy (herein called Non-Displacement Energy) which it is willing to make available from surplus capacity either on its own system or from sources outside its own system, or both, that can be utilized advantageously for short intervals by the other party. It shall be the responsibility of the party desiring the receipt of Non-Displacement Energy to initiate the receipt and delivery of such energy. The party desiring such receipt of energy shall inform the other party of the extent to which it desires to use Non-Displacement Energy, and, whenever in its sole judgment such other party determines that it has Non-Displacement Energy available, schedules providing the periods and extent of use shall be mutually agreed upon. Neither party shall be obligated to make any Non-Displacement Energy available to the other.

    Compensation - Non-Displacement Energy

    2.4 Non-Displacement Energy delivered hereunder shall be settled for either by the return of equivalent energy or, at the option of the party that supplied such energy, by payment of the out-of-pocket cost (such cost being as of the delivery point or points, as provided for in Section 4.01 of
Article 4 of the Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) to the supplying party of generating or supplying such energy plus ten per cent of such cost. If equivalent energy is returned, it shall be returned at times when the load conditions of the party receiving it are equivalent to the load conditions of such party at the time the energy for which it is returned was delivered or, if such party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee, as will compensate for the difference in conditions.

                                                       Exhibit IV
                          SERVICE SCHEDULE D

                           SHORT TERM POWER

                     Under Agreement, dated as of
                       December 2, 1968 between

                Indianapolis Power & Light Company and
               Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1 This Service Schedule, a part of and under agreement (referred to in this Schedule as the Agreement), dated as of December 2, 1968, between Indianapolis Power & Light Company (Indianapolis Company) and Southern Indiana Gas and Electric Company (Southern Indiana Company) shall become effective on the Interconnection Date as defined in Section 9.01 of Article 9 of the Agreement and shall continue in effect until termination of the Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    2.1 Either party by giving the other party notice may reserve for periods of not less than one calendar week if the reservation begins with Sunday or Monday or for the balance of the calendar week if the reservation begins with any day subsequent to Monday, such electric power (herein called Short Term Power) as the other party may at such time have and is willing to make available as Short Term Power. The party asked to supply Short Term Power shall be the sole judge as to the amounts and periods that it has electric power available that may be reserved by the other party as Short Term Power:

       2.11 To reserve Short Term Power, the party desiring such power shall specify in its notice to the other party the number of kilowatts and the period for which it desires to so reserve such power and the desired schedule of delivery of the power so reserved. The party receiving such notice, in a prompt acknowledgement, shall signify the extent of its ability and willingness to comply with the provision of such notice. Any notice or any acknowledgement of such notice that may be given orally initially, if requested by either party, shall be confirmed in writing and such confirmation shall be forwarded not later than the third day, excluding a Saturday, Sunday and holidays, following the day such oral notice is given.

       2.12 During the period that Short Term Power has been reserved as above provided, the party having agreed to supply such power shall deliver electric energy (herein called Short Term Energy) to the other party at the delivery point or points, as provided for in Section 4.01 of Article 4 of the Agreement, upon call and in amounts up to the number of kilowatts reserved. However, in the event conditions arise during such period which could not have been reasonably foreseen at the time said power was reserved and such conditions would cause the delivery of Short Term Energy to be burdensome to the supplying party, said party shall have the right to request the other party to reduce its take of such energy to any amount specified and for any portion of such period. The party so requested shall promptly comply with the request of the other party.

       2.13 The Short Term Power billing demand for any period shall be taken as equal to the number of kilowatts reserved for such period as Short Term Power.

SECTION 3 - COMPENSATION

    3.1 Payments for the supply of Short Term Power and Short Term Energy shall be predicated upon the following rates:

       3.11  Demand Charge

         For the billing demand for each week at the rate of $0.30 per kilowatt for such week or if the period is less than a week at the rate of $0.06 per kilowatt per day. In the event the amount of Short Term Energy taken is reduced upon request of the supplying party, the demand charge for the period during which such reduction for each day during which any reduction is in effect.

         3.12  Energy Charge

    For the kilowatt-hours of Short Term Energy taken, at a rate per kilowatt-hour equal to the out-of-pocket cost (such cost being as of the delivery point or points, as provided for in Section 4.01 of
    Article 4 of the Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) to the supplying party of generating or supplying such energy plus ten per cent of such cost.

                                                       Exhibit V
                          SERVICE SCHEDULE E

                 COORDINATION OF SCHEDULED MAINTENANCE
                       OF GENERATING FACILITIES

                     Under Agreement, dated as of
                       December 2, 1968 between

                Indianapolis Power & Light Company and
               Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1 This Service Schedule, a part of and under agreement (referred to in this Schedule as the Agreement), dated as of December 2, 1968, between Indianapolis Power & Light Company (Indianapolis Company) and Southern Indiana Gas and Electric Company (Southern Indiana Company) shall become effective on the Interconnection Date as defined in Section 9.01 of Article 9 of the Agreement and shall continue in effect until termination of the Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    2.1 In the furtherance of the benefits to be realized by the parties, by coordinating to the extent practicable the scheduled maintenance, repair, and overhaul of generating facilities in their respective systems, the parties shall arrange for, deliver, and take electric power and energy in amounts and under conditions as follows; viz.:

       2.11 Either party, to the extent that it has capacity available and is willing to do so, may supply to the other electric energy in an amount up to, but not limited to, 25,000 kilowatts to provide for and coordinate the scheduled maintenance, repair, and overhauling of generating facilities in the system of the other party. The party desiring a supply of maintenance energy shall initiate the delivery and receipt thereof by informing the other party of such desire. A schedule setting forth the intervals and extent of the use to be made of maintenance energy shall be agreed upon by both parties. For the purposes of this Service Schedule the full twelve months period commencing with the January 1st after the effective date of this Service Schedule shall be the first Maintenance Period and each succeeding full twelve months period that this Service Schedule is in effect shall be a Maintenance Period. Maintenance energy shall be settled for by the return of maintenance energy equivalent to that supplied, except that if, at the end of a Maintenance Period there is a balance of maintenance energy owed by one party to the other, the party to whom such balance is owed may, at its option, require that the owing party pay 110% of the out-of-pocket cost to the supplying party of supplying such balance. Such out-of-pocket cost computations shall be based on the assumption the kilowatt-hour balance being settled for consists of the kilowatt-hours most recently delivered to the owing party under this schedule. Equivalent energy shall be energy returned at times when the load conditions of the party receiving it are substantially equivalent to the load conditions of such party at the time the electric energy for which it is returned was delivered or, if such party elects to have energy returned under different conditions, it shall be returned in such amounts to be agreed upon by the parties hereto, as will compensate for the difference in conditions.

       2.12 The Operating Committee shall determine and agree upon the dates of the intervals referred to under subsection 2.11 above during which Indianapolis Company shall deliver any such energy desired by or returnable to Southern Indiana Company and, conversely, the dates of such intervals during which Southern Indiana Company shall deliver any such energy desired by or returnable to Indianapolis Company. Subject to the understanding hereinbelow cited, such intervals shall each consist of single periods of not less than seven consecutive calendar days, and the receiving party's right to call for and take not more than the aforesaid quantities agreed upon during any Maintenance Period shall be restricted to not more than eight such intervals so agreed upon by the Operating Committee during such Maintenance Period. It is understood that during any Maintenance Period each party shall have a total of sixty days during which it shall have the right to call for and take not more than said quantities agreed upon from the other under this Service Schedule.

       2.13 On the day next preceding the first day of an interval as described in 2.12 above and on each day of such interval excepting the last day, at a time determined to be practicable by the Operating Committee, the receiving party shall furnish the other a load schedule for the next calendar day, or for such other twenty-four hour period or periods as may be agreed upon by the Operating Committee. Such load schedules shall show for each clock hour the quantity of energy that the receiving party expects to take from the other at the delivery point or points, as provided for in Section 4.01 of the Agreement.

SECTION 3 - MODIFICATION

    3.1 Either party, by written notice given to the other party not less than ninety days prior to the end of the first or any subsequent Maintenance Period, may call for a reconsideration of the terms and conditions of this Service Schedule, provided that no subsequent reconsideration shall be made earlier than one year following any previous reconsideration. If such reconsideration is called for, there shall be taken into account any changed conditions, any results from the application of said terms and conditions not foreseen or reasonably foreseeable as of the date of this Service Schedule or as of the day of conclusion of the next previous reconsideration, if any, and any other factors which might cause said terms and conditions to result in any inequitable division of the benefits of interconnected operation or in an inadequate realization of such benefits. Any modification in terms and conditions agreed to between the parties following such reconsideration shall become effective at the beginning of the Maintenance Period next following the aforesaid ninety-day notice period.

                          Modification No. 1


                                  to

                       INTERCONNECTION AGREEMENT
                        Dated December 2, 1968

                                between

                  INDIANAPOLIS POWER & LIGHT COMPANY

                                  and

               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

                              ___________
                     Dated as of February 1, 1971

    THIS AGREEMENT, made and entered into as of the first day of February, 1971, between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana Corporation, and SOUTHERN INDIANA GAS AND ELECTRIC COMPANY (Southern Indiana Company), also an Indiana corporation;

                              WITNESSETH,

    WHEREAS, Indianapolis Company and Southern Indiana Company entered into an Interconnection Agreement, dated December 2, 1968, (said Interconnection Agreement being herein called the 1968 Agreement); and

    WHEREAS, the parties desire to modify the 1968 Agreement, as hereinafter set forth;

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agree as follows:

    SECTION 1. Subsection 3.11 of Service Schedule D of the 1968 Agreement is hereby modified to read:

       "3.11 Demand Charge

             For the billing demand for each week, at the rate of $0.40 per kilowatt for such week, or if the period is less than a week at the rate of 1/6 of the aforesaid weekly demand charge per day. In the event the amount of Short Term Energy taken is reduced upon request of the supplying party, the demand charge for the period during which such reduction is made shall be reduced by one-sixth (1/6) of the aforesaid weekly demand charge per kilowatt of reduction for each day (other than any Sunday) during which any reduction is in effect."

    SECTION 2. This Modification No. 1 shall be effective from the date hereinabove first written to the expiration of Service Schedule D of the 1968 Agreement.

    SECTION 3. Except as hereinabove modified and amended, all the terms and conditions of the 1968 Agreement shall remain in full force and effect.

    SECTION 4. This agreement is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 5. This agreement shall inure to the benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ O.T. Fitzwater

                                  O.T. Fitzwater, Chairman of the Board


ATTEST:

  /s/ Ralph W. Husted
Ralph W. Husted, Secretary

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ D.W. Vaughn

                                    D.W. Vaugh, President

ATTEST:


  /s/ Leonard H. Meyer
Leonard H. Meyer, Secretary

                          Modification No. 2


                                  to

                       INTERCONNECTION AGREEMENT

                        Dated December 2, 1968
                     As Modified February 1, 1971


                                between

                  INDIANAPOLIS POWER & LIGHT COMPANY

                                  and

               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

                              ___________

                      Dated as of October 1, 1975

    THIS MODIFICATION NO. 2, made and entered into as of the first day of October, 1975, between Indianapolis Power & Light Company (Indianapolis Company), an Indiana Corporation, and Southern Indiana Gas & Electric Company (Southern Indiana Company), also an Indiana Corporation;

                              WITNESSETH:

    WHEREAS, Indianapolis Company and Southern Indiana Company have heretofore entered into an interconnection agreement dated as of December 2, 1968 and a Modification No. 1 thereto dated as of February 1, 1971 (said interconnection agreement as so modified being herein called the 1968 Agreement); and,

    WHEREAS, the parties desire to further modify the 1968 Agreement, as hereinafter set forth:

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties agree as follows:

    SECTION 1. On the earliest date this Modification can become effective under the applicable rules, regulations or orders of the Federal Power Commission, Subsection 3.11 of Service Schedule D - Short Term Power of the 1968 Agreement is hereby modified to read:

       "3.11 Demand Charge

             For the billing demand for each week, at the rate of $0.45 per kilowatt for such week, or if the period is less than a week, at the rate of $0.075 per day. In the event the amount of Short Term Energy taken is reduced upon request of the supplying party, the demand charge for the period during which such reduction is made shall be reduced by $0.075 for each day (other than any Sunday) during which any such reduction is in effect."

    SECTION 2. Nothing in the 1968 Agreement or in this Modification No. 2 shall require a party hereto to purchase power or energy from a third party and resell it to another party hereto at a price less than the total cost of supplying such purchased power or energy.

    SECTION 3. Except as hereinabove modified, all the terms and conditions of the 1968 Agreement shall remain in full force and effect.

    SECTION 4. This agreement is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 5. This agreement shall inure to the benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ Zane T. Todd

                                  Zane G. Todd, President


ATTEST:

  /s/ Marcus E. Woods
Marcus E. Woods, Secretary

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ D.W. Vaughn

                                              , President

ATTEST:


  /s/ Leonard H. Meyer
                , Secretary

                          Modification No. 3


                                  to

                       INTERCONNECTION AGREEMENT

                        Dated December 2, 1968
                   As Modified February 1, 1971 and
                      As Modified October 1, 1975


                                between

                  INDIANAPOLIS POWER & LIGHT COMPANY

                                  and

               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

                              ___________

                       Dated as of March 1, 1977

    THIS MODIFICATION NO. 3, made and entered into as of the first day of March, 1977, between Indianapolis Power & Light Company (Indianapolis Company), an Indiana Corporation, and Southern Indiana Gas & Electric Company (Southern Indiana Company), also an Indiana Corporation;

                              WITNESSETH,

    WHEREAS, Indianapolis Company and Southern Indiana Company have heretofore entered into an interconnection agreement dated as of December 2, 1968 and a Modification No. 1 thereto dated as of February 1, 1971 and a Modification No. 2 thereto dated as of October 1, 1975 (said interconnection agreement as so modified being herein called the 1968 Agreement); and

    WHEREAS, the parties desire to further modify the 1968 Agreement as hereinafter set forth, the parties hereto agree as follows:

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties agree as follows:

    SECTION 1. Service Schedule D - Short Term Power as set forth in the 1968 Agreement is hereby cancelled and Service Schedule D - Short Term Power attached to this Modification No. 3, made a part hereof and marked "Appendix I" is substituted in its entirety therefor. A new Service Schedule F - Limited Term Power (Firm) is hereby agreed upon and is attached hereto, made a part hereof and marked "Appendix II".

    SECTION 2. Section 2.03 of Article 2 of the 1968 Agreement is hereby modified to read:

       "2.03 The respective service schedules designated

             1.  Service Schedule A - Emergency Service
             2.  Service Schedule B - Energy Transfer
             3.  Service Schedule C - Interchange Power
             4.  Service Schedule D - Short Term Power
             5.  Service Schedule E - Coordination of Scheduled
                                 Maintenance of Generation
                                 Facilities
             6.  Service Schedule F - Limited Term Power (Firm)

       which have been agreed upon between the parties hereto, are identified as Exhibits I, II, III, IV, V and VI, respectively, to this agreement, are attached hereto and are made a part hereof the same as if incorporated herein."

    SECTION 3. Nothing in the 1968 Agreement or in this Modification No. 3 shall require a party hereto to purchase power or energy from a third party and resell it to another party hereto at a price less than the total cost of supplying such purchased power or energy.

    SECTION 4. Except as hereinbefore modified, all the terms and conditions of the 1968 Agreement shall remain in full force and effect.

    SECTION 5. This agreement is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 6. This agreement shall inure to the benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ Zane T. Todd

                                  Zane G. Todd, Chairman of the Board
                                      and President



ATTEST:

  /s/ Marcus E. Woods
Marcus E. Woods, Secretary and
    General Counsel

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ D.W. Vaughn

                                              , Chairman

ATTEST:


  /s/ Leonard H. Meyer
                , Secretary

                   Appendix I to Modification No. 3

                              Exhibit IV

                          SERVICE SCHEDULE D

                           SHORT TERM POWER

                     Under Agreement, dated as of
                December 2, 1968, as modified, between

                Indianapolis Power & Light Company and
               Southern Indiana Gas and Electric Company


SECTION 1 - DURATION

    1.1 This Service Schedule, a part of and under agreement (referred to in this Schedule as the Agreement), dated as of December 2, 1968, between Indianapolis Power & Light Company (Indianapolis Company) and Southern Indiana Gas and Electric Company (Southern Indiana Company) shall become effective March 1, 1977 or at such later date as is practicable under applicable regulations or orders of the Federal Power Commission, and shall continue in effect until termination of the Agreement of which it is a part.

SECTION 2 - SERVICES TO BE RENDERED

    2.1 Either party by giving the other party notice may reserve for periods of one or more calendar weeks or for periods of less than one week, such electric power (herein called Short Term Power) as the other party may at such time have and is willing to make available as Short Term Power. The party asked to supply Short Term Power shall be the sole judge as to the amounts and periods that it has electric power available that may be reserved by the other party as Short Term Power:

       2.11 To reserve Short Term Power, the party desiring such power shall specify in its notice to the other party the number of kilowatts and the period for which it desires to so reserve such power and the desired schedule of delivery of the power so reserved. The party receiving such notice, in a prompt acknowledgement, shall signify the extent of its ability and willingness to comply with the provisions of such notice. Any notice or any acknowledgement of such notice that may be given orally initially, if requested by either party, shall be confirmed in writing and such confirmation shall be forwarded not later than the third day, excluding a Saturday, Sunday and holidays, following the day such oral notice is given.

       2.12 During the period that Short Term Power has been reserved as above provided, the party having agreed to supply such power shall deliver electric energy (herein called Short Term Energy) to the other party at the delivery point or points set forth in Section 4.01 of
    Article 4 of the Agreement, upon call and in amounts up to the number of kilowatts reserved. However, in the event conditions arise during such period which could not have been reasonably foreseen at the time said power was reserved and such conditions would cause the delivery of Short Term Energy to be burdensome to the supplying party, said party shall have the right to request the other party to reduce its take of such energy to any amount specified and for any portion of such period. The party so requested shall promptly comply with the request of the other party.

       2.13 The Short Term Power billing demand for any period shall be taken as equal to the number of kilowatts reserved for such period as Short Term Power.

SECTION 3 - COMPENSATION

    3.1 Payments for the supply of Short Term Power and Short Term Energy shall be predicated upon the following rates:

       3.11  Demand Charge

         For the billing demand for each week at the rate of $0.55 per kilowatt for such week or if the period is less than a calendar week, at the rate of $0.095 per kilowatt per day. In the event the amount of Short Term Energy taken is reduced upon the request of the supplying party, the demand charge for the period during which such reduction is made shall be reduced $0.095 per kilowatt of reduction for each day during which any reduction is in effect. However, such reduction shall not exceed $0.55 per kilowatt for a calendar week.

         3.12  Energy Charge

    For the kilowatt-hours of Short Term Energy taken, at a rate per kilowatt-hour equal to the out-of-pocket cost (such cost being as of the delivery point or points set forth in Section 4.01 of Article 4 of the Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) to the supplying party of generating or supplying such energy plus ten per cent of such cost.

                   Appendix II to Modification No. 3
                              Exhibit VI
                          SERVICE SCHEDULE F

                       LIMITED TERM POWER (FIRM)

                     Under Agreement, dated as of
                December 2, 1968, as modified, between

                Indianapolis Power & Light Company and
                Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1 This Service Schedule, a part of and under agreement (referred to in this Schedule as the Agreement), dated as of December 2, 1968, between Indianapolis Power & Light Company (Indianapolis Company) and Southern Indiana Gas and Electric Company (Southern Indiana Company) shall become effective March 1, 1977 or at such later date as is practicable under applicable regulations or orders of the Federal Power Commission, and shall continue in effect until termination of the Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    2.1 Either Party by giving the other party notice may reserve for periods of not less than one month or more than twelve months, such electric power (herein called Limited Term Power (Firm)) as the other party may be willing to make available as Limited Term Power (Firm). The party asked to supply Limited Term Power (Firm) shall be the sole judge as to the amounts and periods that it has electric power available that may be reserved by the other party as Limited Term Power (Firm).

    2.11 To reserve Limited Term Power (Firm), the party desiring such power shall specify in its notice to the other party the number of kilowatts and the period for which it desires to so reserve such power. The party receiving such notice shall signify the extent of its ability and willingness to comply with the provisions of such notice. Any notice or any acknowledgement of such notice that initially may be given orally shall be confirmed thereafter in writing.

    2.12 During each period that Limited Term Power (Firm) has been reserved as above provided, the party having agreed to supply such power shall deliver upon call electric energy (herein called Limited Term Energy (Firm)) to the other party at the delivery point or points set forth in Section 4.01 of Article 4 of the Agreement in any amount up to and including the number of kilowatts reserved. However, in the event conditions arise during such period which could not have been reasonably foreseen at the time said power was reserved and such conditions would cause the delivery of Limited Term Energy (Firm) to be burdensome to the supplying party, the supplying party may reduce or interrupt the delivery of such energy to preserve the integrity of, or to prevent or limit any instability on, its system.

    2.13 The Limited Term Power (Firm) billing demand for any period shall be taken as equal to the number of kilowatts reserved as Limited Term Power (Firm) for such period.

SECTION 3 - COMPENSATION

    3.1 Payments for the supply of Limited Term Power (Firm) and Limited Term Energy (Firm) shall be predicated on the following rates:

    3.11  Demand Charge

       For any month that Limited Term Power (Firm) is reserved, $3.00 per kilowatt reserved. However, in the event the Limited Term Power (Firm) reserved is reduced upon the request of the supplying party, the demand charge for the period during which such reduction is made shall be reduced $0.10 per kilowatt of reduction for each day during which any reduction is in effect. However, such reduction shall not exceed $3.00 per kilowatt month.

    3.12  Energy Charge

       For the kilowatt-hours of Limited Term Power (Firm) taken, at a rate per kilowatt-hour equal to the out-of-pocket cost (such cost being as of the delivery point or points set forth in Section 4.01 of Article 4 of the Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) of the supplying party in generating or supplying such energy, plus ten percent of such cost.

                          Modification No. 4


                                  to

                       INTERCONNECTION AGREEMENT

                        Dated December 2, 1968
                     As Modified February 1, 1971
                    As Modified October 1, 1975 and
                       As Modified March 1, 1977



                                between

                  INDIANAPOLIS POWER & LIGHT COMPANY

                                  and

               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

                              ___________

                     Dated as of November 1, 1977

    THIS MODIFICATION NO. 4, made and entered into as of the first day of November, 1977, between Indianapolis Power & Light Company (Indianapolis Company), an Indiana Corporation, and Southern Indiana Gas & Electric Company (Southern Indiana Company), also an Indiana Corporation;

                              WITNESSETH:

    WHEREAS, Indianapolis Company and Southern Indiana Company have heretofore entered into an interconnection agreement dated as of December 2, 1968 and a Modification No. 1 thereto dated as of February 1, 1971 and a Modification No. 2 thereto dated as of October 1, 1975 and a Modification No. 3 thereto dated as of March 1, 1977 (said interconnection agreement as so modified being herein called the 1968 Agreement); and

    WHEREAS, the parties desire to further modify the 1968 Agreement as hereinafter set forth, the parties hereto agree as follows:

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties agree as follows:

    SECTION 1. Subsection 3.11 of Section 3 of Service Schedule D - Short Term Power of the 1968 Agreement is hereby modified by the deletion therefrom of the dollar quantity $0.55 wherever it appears therein and by the substitution therefor of the dollar quantity $0.60 and is also hereby modified by the deletion therefrom of the dollar quantity $0.095 wherever it appears therein and by the substitution therefor of the dollar quantity $0.10.

    SECTION 2. Subsection 3.11 of Section 3 of Service Schedule F - Limited Term Power (Firm) of the 1968 Agreement is hereby modified by the deletion therefrom of the dollar quantity $3.00 wherever it appears therein and by the substitution therefor of the dollar quantity $3.25.

    SECTION 3. Nothing in the 1968 Agreement or in this Modification No. 4 shall require a party hereto to purchase power or energy from a third party and resell it to another party hereto at a price less than total cost of supplying such purchased power or energy.

    SECTION 4. Except as hereinbefore modified, all the terms and conditions of the 1968 Agreement shall remain in full force and effect.

    SECTION 5. This agreement is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 6. This agreement shall inure to the benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ Zane T. Todd

                                  Zane G. Todd, Chairman of the Board
                                      and President



ATTEST:

  /s/ Marcus E. Woods
Marcus E. Woods, Secretary and
    General Counsel

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ D.W. Vaughn

                                              , Chairman

ATTEST:


  /s/ Leonard H. Meyer
                , Secretary

                          Modification No. 5


                                  to

                       INTERCONNECTION AGREEMENT

                      Dated December 2, 1968 and
                   Modified as of February 1, 1971,
                           October 1, 1975,
                           March 1, 1977 and
                           November 1, 1977



                                between

                  INDIANAPOLIS POWER & LIGHT COMPANY

                                  and

               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

                              ___________

                        Dated as of May 1, 1979

    THIS MODIFICATION NO. 5, made and entered into as of the first day of May, 1979, between Indianapolis Power & Light Company (Indianapolis Company), an Indiana Corporation, and Southern Indiana Gas & Electric Company (Southern Indiana Company), also an Indiana Corporation;

                              WITNESSETH:

    WHEREAS, Indianapolis Company and Southern Indiana Company have heretofore entered into an interconnection agreement dated as of December 2, 1968 and Modification No. 1 thereto dated as of February 1, 1971, Modification No. 2 thereto dated as of October 1, 1975, Modification No. 3 thereto dated as of March 1, 1977 and Modification No. 4 thereto dated as of November 1, 1977 (said interconnection agreement as so modified being herein called the 1968 Agreement); and,

    WHEREAS, the parties desire to further modify the 1968 Agreement as hereinafter set forth, the parties hereto agree as follows:

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    SECTION 1. Subsection 3.11 of Section 3 of Service Schedule D - Short Term Power of the 1968 Agreement is hereby modified by the deletion therefrom of the dollar quantity $0.60 wherever it appears therein and by the substitution therefor of the dollar quantity $0.70 and is also hereby modified by the deletion therefrom of the dollar quantity $0.10 wherever it appears therein and by the substitution therefor of the dollar quantity $0.12.

    Section 2. Subsection 3.11 of Section 3 of Service Schedule F - Limited Term Power (Firm) of the 1968 Agreement is hereby modified by the deletion therefrom of the dollar quantity $3.25 wherever it appears therein and by the substitution therefor of the dollar quantity $3.75 and is also hereby modified by the deletion therefrom of the dollar quantity $0.10 wherever it appears therein and by the substitution therefor of the dollar quantity $0.125.

    SECTION 3. Nothing in the 1968 Agreement or in this Modification No. 5 shall require either party hereto to purchase power or energy from a third party and resell it to the other party hereto at a price less than the total cost of supplying such purchased power or energy.

    SECTION 4. Except as hereinbefore modified, all the terms and conditions of the 1968 Agreement shall remain in full force and effect.

    SECTION 5. This agreement is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 6. This agreement shall inure to the benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ Zane T. Todd

                                  Zane G. Todd, Chairman of the Board
                                      and President



ATTEST:

  /s/ Marcus E. Woods
Marcus E. Woods, Secretary

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ D.W. Vaughn

                                              , Chairman

ATTEST:


  /s/ Leonard H. Meyer
                , Secretary

                          Modification No. 6


                                  to

                       INTERCONNECTION AGREEMENT

                      Dated December 2, 1968 and
                   Modified as of February 1, 1971,
                           October 1, 1975,
                            March 1, 1977,
                         November 1, 1977 and
                              May 1, 1979



                                between

                  INDIANAPOLIS POWER & LIGHT COMPANY

                                  and

               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

                              ___________

                       Dated as of June 1, 1980

    THIS MODIFICATION NO. 6, made and entered into as of the first day of June, 1980, between Indianapolis Power & Light Company (Indianapolis Company), an Indiana Corporation, and Southern Indiana Gas & Electric Company (Southern Indiana Company), also an Indiana Corporation;

                              WITNESSETH:

    WHEREAS, Indianapolis Company and Southern Indiana Company have heretofore entered into an interconnection agreement dated as of December 2, 1968 and Modification No. 1 thereto dated as of February 1, 1971, Modification No. 2 thereto dated as of October 1, 1975, Modification No. 3 thereto dated as of March 1, 1977 and Modification No. 4 thereto dated as of November 1, 1977 and Modification No. 5 thereto dated as of May 1, 1979 (said interconnection agreement as so modified being herein called the 1968 Agreement); and,

    WHEREAS, the parties desire to further modify the 1968 Agreement as hereinafter set forth, the parties hereto agree as follows:

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    SECTION 1. Service Schedule D - Short Term Power as set forth in the 1968 Agreement and as modified is hereby cancelled and Service Schedule D - Short Term Power attached to this Modification No. 6, made a part hereof and marked "Appendix I" is substituted in its entirety therefor.

    SECTION 2. Service Schedule F - Limited Term Power (Firm) as set forth in the 1968 Agreement and as modified is hereby cancelled and Service Schedule F - Limited Term (Firm) attached to this Modification No. 6, made a part hereof and marked "Appendix II" is substituted in its entirety therefor.

    SECTION 3. Nothing in the 1968 Agreement or in this Modification No. 6 shall require either party hereto to purchase power or energy from a third party and resell it to the other party hereto at a price less than the total cost of supplying such purchased power or energy.

    SECTION 4. Except as hereinbefore modified, all the terms and conditions of the 1968 Agreement shall remain in full force and effect.

    SECTION 5. This agreement is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 6. This agreement shall inure to the benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ Zane T. Todd

                                  Zane G. Todd, Chairman of the Board
                                      and President



ATTEST:

  /s/ Marcus E. Woods
Marcus E. Woods, Secretary

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ D.W. Vaughn

                                              , President

ATTEST:


  /s/ Leonard H. Meyer
                , Secretary

                   Appendix I to Modification No. 6

                              Exhibit IV

                          SERVICE SCHEDULE D

                           SHORT TERM POWER

                     Under Agreement, dated as of
                December 2, 1968, as modified, between

                Indianapolis Power & Light Company and
               Southern Indiana Gas and Electric Company


SECTION 1 - DURATION

    1.1 This Service Schedule, a part of and under agreement (referred to in this Schedule as the Agreement), dated as of December 2, 1968, between Indianapolis Power & Light Company (Indianapolis Company) and Southern Indiana Gas and Electric Company (Southern Indiana Company) shall become effective June 1, 1980 or at such later date as is practicable under applicable regulations or orders of the Federal Power Commission, and shall continue in effect until termination of the Agreement of which it is a part.

SECTION 2 - SERVICES TO BE RENDERED

    2.1 Either party by giving the other party notice may reserve for periods of one or more calendar weeks or for periods of less than one week, such electric power (herein called Short Term Power) as the other party may at such time have and is willing to make available as Short Term Power. The party asked to supply Short Term Power shall be the sole judge as to the amounts and periods that it has electric power available that may be reserved by the other party as Short Term Power:

       2.11 To reserve Short Term Power, the party desiring such power shall specify in its notice to the other party the number of kilowatts and the period for which it desires to so reserve such power and the desired schedule of delivery of the power so reserved. The party receiving such notice, in a prompt acknowledgement, shall signify the extent of its ability and willingness to comply with the provisions of such notice. Any notice or any acknowledgement of such notice that may be given orally initially, if requested by either party, shall be confirmed in writing and such confirmation shall be forwarded not later than the third day, excluding a Saturday, Sunday, and holidays, following the day such oral notice is given.

       2.12 During the period that Short Term Power has been reserved as above provided, the party having agreed to supply such power shall deliver electric energy (herein called Short Term Energy) to the other party at the delivery point or points set forth in Section 4.01 of
    Article 4 of the Agreement, upon call and in amounts up to the number of kilowatts reserved. However, in the event conditions arise during such period which could not have been reasonably foreseen at the time said power was reserved and such conditions would cause the delivery of Short Term Energy to be burdensome to the supplying party, said party shall have the right to request the other party to reduce its take of such energy to any amount specified and for any portion of such period. The party so requested shall promptly comply with the request of the other party.

       2.13 The Short Term Power billing demand for any period shall be taken as equal to the number of kilowatts reserved for such period as Short Term Power.

SECTION 3 - COMPENSATION

    3.1 Payments for the supply of Short Term Power and Short Term Energy shall be predicated upon the following rates:

       3.11  Demand Charge

         For the billing demand for each calendar week at the rate of $0.85 per kilowatt for such week or if the period is less than a calendar week, at the rate of $0.14 per kilowatt per day. In the event the amount of Short Term Energy taken is reduced upon the request of the supplying party, the demand charge for the period during which such reduction is made shall be reduced $0.14 per kilowatt of reduction for each day during which any reduction is in effect. However, such reduction shall not exceed $0.85 per kilowatt for a calendar week.

         3.12  Energy Charge

    For the kilowatt-hours of Short Term Energy taken, at a rate per kilowatt-hour equal to the out-of-pocket cost (such cost being as of the delivery point or points set forth in Section 4.01 of Article 4 of the Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) to the supplying party of generating or supplying such energy plus ten per cent of such cost.

                   Appendix II to Modification No. 6
                              Exhibit VI
                          SERVICE SCHEDULE F

                       LIMITED TERM POWER (FIRM)

                     Under Agreement, dated as of
                December 2, 1968, as modified, between

                Indianapolis Power & Light Company and
               Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1 This Service Schedule, a part of and under agreement (referred to in this Schedule as the Agreement), dated as of December 2, 1968, between Indianapolis Power & Light Company (Indianapolis Company) and Southern Indiana Gas and Electric Company (Southern Indiana Company) shall become effective June 1, 1980 or at such later date as is practicable under applicable regulations or orders of the Federal Energy Regulatory Commission, and shall continue in effect until termination of the Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    2.1 Either party by giving the other party notice may reserve for periods of not less than one month or more than twelve months, such electric power (herein called Limited Term Power (Firm)) as the other party may be willing to make available as Limited Term Power (Firm). The party asked to supply Limited Term Power (Firm) shall be the sole judge as to the amounts and periods that it has electric power available that may be reserved by the other party as Limited Term Power (Firm).

    2.11 To reserve Limited Term Power (Firm), the party desiring such power shall specify in its notice to the other party the number of kilowatts and the period for which it desires to so reserve such power. The party receiving such notice shall signify the extent of its ability and willingness to comply with the provisions of such notice. Any notice or any acknowledgement of such notice that initially may be given orally shall be confirmed thereafter in writing.

    2.12 During each period that Limited Term Power (Firm) has been reserved as above provided, the party having agreed to supply such power shall deliver upon call electric energy (herein called Limited Term Energy (Firm)) to the other party at the delivery point or points set forth in Section 4.01 of Article 4 of the Agreement in any amount up to and including the number of kilowatts reserved. However, in the event conditions arise during such period which could not have been reasonably foreseen at the time said power was reserved and such conditions would cause the delivery of Limited Term Energy (Firm) to be burdensome to the supplying party, the supplying party may reduce or interrupt the delivery of such energy to preserve the integrity of, or to prevent or limit any instability on, its system.

    2.13 The Limited Term Power (Firm) billing demand for any period shall be taken as equal to the number of kilowatts reserved as Limited Term Power (Firm) for such period.

SECTION 3 - COMPENSATION

    3.1 Payments for the supply of Limited Term Power (Firm) and Limited Term Energy (Firm) shall be predicated on the following rates:

    3.11  Demand Charge

       For any month that Limited Term Power (Firm) is reserved, $4.50 per kilowatt reserved. However, in the event the Limited Term Power (Firm) reserved is reduced upon the request of the supplying party, the demand charge for the period during which such reduction is made shall be reduced $0.15 per kilowatt of reduction for each day during which any reduction is in effect. However, such reduction shall not exceed $4.50 per kilowatt month.

    3.12  Energy Charge

       For the kilowatt-hours of Limited Term Power (Firm) taken, at a rate per kilowatt-hour equal to the out-of-pocket cost (such cost being as of the delivery point or points set forth in Section 4.01 of Article 4 of the Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) of the supplying party in generating or supplying such energy, plus ten percent of such cost.

                          Modification No. 7


                                  to

                       INTERCONNECTION AGREEMENT

                        Dated December 2, 1968

                              As Amended


                                between

                  INDIANAPOLIS POWER & LIGHT COMPANY

                                  and

               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

                              ___________

                       Dated as of June 1, 1982

    THIS MODIFICATION NO. 7, made and entered into as of the first day of June, 1982, between Indianapolis Power & Light Company ("Indianapolis Company"), an Indiana corporation, and Southern Indiana Gas & Electric Company ("Southern Indiana Company"), also an Indiana corporation;

                              WITNESSETH:

    WHEREAS, Indianapolis Company and Southern Indiana Company have heretofore entered into an Interconnection Agreement dated as of December 2, 1968, which Agreement contains six previous modifications (said
Interconnection Agreement as so modified being herein called the "1968 Agreement"); and

    WHEREAS, the parties desire to further modify the 1968 Agreement as hereinafter set forth:

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    SECTION 1. Service Schedule D - Short Term Power of the 1968 Agreement is hereby cancelled and the Service Schedule D - Short Term Power attached to this Modification No. 7, which is made a part hereof and marked "Appendix I", is substituted in its entirety therefor.

    SECTION 2. Service Schedule F - Limited Term Power (Firm) of the 1968 Agreement is hereby cancelled and the Service Schedule F - Limited Term Power (Firm) attached to this Modification No. 7, which is made a part hereof and marked "Appendix II", is substituted in its entirety therefor.

    SECTION 3. Nothing in the 1968 Agreement or in this Modification No. 7 shall require either party hereto to purchase power or energy from a third party and resell it to the other party hereto at a price less than the total cost of supplying such purchased power or energy.

    SECTION 4. Except as hereinbefore modified, all the terms and conditions of the 1968 Agreement shall remain in full force and effect.

    SECTION 5. This Modification No. 7 is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

    SECTION 6. This Modification No. 7 shall inure to the benefit of and be binding upon the successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have caused this Modification No. 7 to be executed by their duly authorized officers as of the date first above written.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By /s/ Robert W. Hill

                                  Robert W. Hill, President and
                                    Chief Operating Officer


ATTEST:

  /s/ Marcus E. Woods
Marcus E. Woods, Vice President,
Secretary and General Counsel

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY


                                By  /s/ N.P. Wagner

                                    N.P. Wagner, President and Chief
                                    Executive Officer

ATTEST:


  /s/ Leonard H. Meyer
                , Secretary

                                                       APPENDIX I

                              Exhibit IV

                          SERVICE SCHEDULE D

                           SHORT TERM POWER

                        Under Agreement Between

                  Indianapolis Power & Light Company

                                  And

               Southern Indiana Gas and Electric Company


SECTION 1 - DURATION

    1.1 This Service Schedule, a part of and under Agreement (herein called the "Agreement"), dated as of December 2, 1968, between Indianapolis Power & Light Company ("Indianapolis Company") and Southern Indiana Gas and Electric Company ("Southern Indiana Company"), shall become effective June 1, 1982 or at such later date as is practicable under applicable regulations or orders of the Federal Energy Regulatory Commission, and shall continue in effect until termination of the Agreement of which it is a part.

SECTION 2 - SERVICES TO BE RENDERED

    2.1 Either party by giving the other party notice may reserve for periods of one or more days or weeks, such electric power (herein called "Short Term Power") as the other party may at such time have and is willing to make available as Short Term Power. The party asked to supply Short Term Power shall be the sole judge as to the amounts and periods that it has electric power available that may be reserved by the other party as Short Term Power. As used herein, the term "week" shall mean any seven consecutive days.

       2.11 To reserve Short Term Power, the party desiring such power shall specify in its notice to the other party the number of kilowatts and the period for which it desires to so reserve such power and the desired schedule of delivery of the power so reserved. The party receiving such notice, in a prompt acknowledgement, shall signify the extent of its ability and willingness to comply with the provisions of such notice. Any notice or any acknowledgement of such notice that initially may be given orally shall be confirmed in writing, if requested by either party, and such confirmation shall be forwarded not later than the third day, excluding Saturdays, Sundays, and holidays, following the day such oral notice is given.

       2.12 During the period that Short Term Power has been reserved as above provided, the party having agreed to supply such power shall deliver, upon call, electric energy (herein called "Short Term Energy") to the other party at the delivery point or points set forth in Section
    4.01 of Article 4 of the Agreement in amounts up to the number of kilowatts reserved. However, in the event conditions arise during such period which could not have been reasonably foreseen at the time said power was reserved and such conditions would cause the delivery of Short Term Energy to be burdensome to the supplying party, said party shall have the right to request that the other party reduce its take of such energy to the lesser amount specified for any portion of such period. The party so requested shall promptly comply with the request of the other party.

       2.13 The Short Term Power billing demand for any period shall be taken as equal to the number of kilowatts reserved for such period as Short Term Power.

SECTION 3 - COMPENSATION

    3.1  The reserving party shall pay the supplying party:
       3.11 For any week that Short Term Power is reserved, $1.05 per kilowatt reserved; less, for each day during any part of which the amount of such Short Term Power is reduced by the supplying party, $0.18 per kilowatt of the reduction (except that in no event shall the total of such reductions in any week exceed $1.05 per kilowatt). For each period less than one week that Short Term
       Power is reserved, $0.18 per kilowatt reserved per day; less, for any day during any party of which the amount of Short Term Power is reduced by the supplying party, $0.18 per kilowatt of the reduction; plus

         3.12 110% of the out-of-pocket costs of supplying the Short Term Energy taken during such reservation periods that comes from the supplying party's own system; plus, for energy purchased by the supplying party from another system to supply any part of the Short Term Energy taken during such reservation periods, 100% of the amount paid therefor by the supplying party plus 10% thereof, but not to exceed (a) 1.6 mills per kilowatt-hour if Indianapolis Company is the supplying party, or (b) 2.1 mills per kilowatt-hour if Southern Indiana Company is the supplying party.

                                                       Appendix II
                              Exhibit VI
                          SERVICE SCHEDULE F

                       LIMITED TERM POWER (FIRM)

                        Under Agreement Between

                  Indianapolis Power & Light Company
                                  And
                Southern Indiana Gas and Electric Company

SECTION 1 - DURATION

    1.1 This Service Schedule, a part of and under Agreement (herein called the "Agreement"), dated as of December 2, 1968, between Indianapolis Power & Light Company ("Indianapolis Company') and Southern Indiana Gas and Electric Company ("Southern Indiana Company"), shall become effective June 1, 1982 or at such later date as is practicable under applicable regulations or orders of the Federal Energy Regulatory Commission, and shall continue in effect until termination of the Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    2.1 Either party by giving the other party notice may reserve for periods of not less than one month or more than twelve months, such electric powers herein called "Limited Term Power (Firm)", as the other party may be willing to make available as Limited Term Power (Firm). The party asked to supply Limited Term Power (Firm) shall be the sole judge as to the amounts and periods that it will make electric power available for reservation by the other party as Limited Term Power (Firm).

    2.11 To reserve Limited Term Power (Firm), the party desiring such power shall specify in its notice to the other party the number of kilowatts and the period for which it desires to so reserve such power. The party receiving such notice shall signify the extent of its ability and willingness to comply with the provisions of such notice. Any notice or any acknowledgement of such notice that initially may be given orally shall be confirmed thereafter in writing.

    2.12 During each period that Limited Term Power (Firm) has been reserved as above provided, the party having agreed to supply such power shall deliver, upon call, electric energy, herein called "Limited Term Energy (Firm)", to the other party at the delivery point or points set forth in Section 4.01 of Article 4 of the Agreement in any amount up to and including the number of kilowatts reserved. However, in the event conditions arise during such period which could not have been reasonably foreseen at the time said power was reserved and such conditions would cause the delivery of Limited Term Energy (Firm) to be burdensome to the supplying party, the supplying party may reduce or interrupt the delivery of such energy to preserve the integrity of, or to prevent or limit any instability on, its system.

    2.13 The Limited Term Power (Firm) billing demand for any period shall be taken as equal to the number of kilowatts reserved as Limited Term Power (Firm) for such period.

SECTION 3 - COMPENSATION

    3.1  The reserving party shall pay the supplying party:

    3.11 For any month that Limited Term Power (Firm) is reserved, $5.50 per kilowatt reserved. However, in the event the Limited Term Power
    (Firm) reserved is reduced upon the request of the supplying party, the demand charge for the period during which such reduction is made shall be reduced $0.185 per kilowatt of reduction for each day during which any reduction is in effect. However, such reduction shall not exceed $5.50 per kilowatt-month; plus

    3.12 110% of the out-of-pocket costs of supplying the Limited Term Energy (Firm) taken during such reservation periods that comes from the supplying party's own system; plus, for energy purchased by the supplying party from another system to supply any part of the Limited Term Energy (Firm) taken during such reservation periods, 100% of the amount paid therefor by the supplying party plus 10% thereof, but not to exceed (a) 1.6 mills per kilowatt-hour if Indianapolis Company is the supplying party, or (b) 2.1 mills per kilowatt-hour if Southern Indiana Company is the supplying party.

                          Modification No. 8


                                  to

                       INTERCONNECTION AGREEMENT

                        Dated December 2, 1968

                                between


                  INDIANAPOLIS POWER & LIGHT COMPANY

                                  and

               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

                              ___________

                     Dated as of September 1, 1989

                          MODIFICATION NO. 8

                                  To

                       INTERCONNECTION AGREEMENT

                                Between

                  INDIANAPOLIS POWER & LIGHT COMPANY

                                  And

               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

    THIS MODIFICATION NO. 8, dated as of this 1st day of September, 1989, between INDIANAPOLIS POWER & LIGHT COMPANY (hereinafter called "IPL") an Indiana corporation, and SOUTHERN INDIANA GAS & ELECTRIC COMPANY, INC. (hereinafter called "SIGECO"), an Indiana corporation,

                              WITNESSETH:

    0.01 WHEREAS, there is now in force and effect between IPL and SIGECO an interconnection agreement dated as of December 2, 1968, as amended since by seven modifications (such agreement as so amended being hereinafter referred to as the "1968 Agreement"); and

    0.02 WHEREAS, IPL desires to utilize, when and as requested, certain electric transmission facilities of SIGECO to transmit up to 100 MW of power and associated energy from Big Rivers Electric Corporation (hereinafter called "Big Rivers" located in Kentucky to IPL over a 20-year period beginning January 1, 1991; and

    0.03 WHEREAS, SIGECO is willing to transmit such power and associated energy from Big Rivers to IPL when and as requested over such 20-year period in accordance with the terms and conditions of this Modification No. 8 and Service Schedule G annexed thereto; and

    0.04 WHEREAS, both parties also desire to revise Service Schedule A, C, D and F and file new Service Schedules A, C, D and F as part of this Modification No. 8.

                               ARTICLE 1

    1.01  Article 2 of the 1968 Agreement is hereby amended by revising
Section 2.01 to read as follows:

       "2.01 It is the purpose of the parties hereto to realize on an equitable basis, all reciprocal benefits practicable to be effected through coordination in the operation and development of their respective systems. It is understood by the parties that such benefits may be realized under the stated terms and conditions of the following interconnection services:

       1. the furnishing of mutual emergency and standby assistance, in accordance with Service Schedule A annexed hereto;

       2. the transfer of electric energy through the transmission system of one party for the benefit of the other, in accordance with Service Schedule B annexed hereto;

       3. the interchange, sale and purchase of energy to effect operating economies, in accordance with Service Schedule C annexed hereto;

       4. the sale and purchase of short-term electric power and energy available on the system of one party and needed on the system of the other, in accordance with Service Schedule D annexed hereto;

       5. the coordination of maintenance schedules of generating and transmission facilities, in accordance with Service Schedule E annexed hereto;

       6. the sale and purchase of limited term power and energy available on the system of one party and needed on the system of the other, in accordance with Service Schedule F annexed hereto;

       7. the transfer of up to 100 MW of electric power and associated energy from Big Rivers to IPL when and as requested in accordance with Service Schedule G annexed hereto.

    In furtherance of such purpose the parties hereto shall create an Operating Committee as provided in Article 7 hereof."

and by revising Section 2.03 to read as follows:

       "2.03  The respective service schedules shall be designated:

       1.    Service Schedule A - Emergency Service

       2.    Service Schedule B - Energy Transfer

       3.    Service Schedule C - Interchange Power

       4.    Service Schedule D - Short Term Power

       5.    Service Schedule E - Coordination of Scheduled Maintenance
                                        of Generating Facilities

       6.    Service Schedule F - Limited Term Power (Firm)

       7.    Service Schedule G - Specific Transmission Service

    such service schedules having been agreed upon between the Parties hereto, are attached hereto, made a part hereof, and marked Exhibits I, II, III, IV, V, VI and VII respectively."

    1.02  Article 9 of the 1968 Agreement is hereby amended by revising
Section 9.01 to read as follows:

       "9.01 This agreement shall become effective at the date hereof, subject to the filing requirements of FERC, or any other regulatory authority having jurisdiction and to approval of any such authority, if required, and except as otherwise provided in Service Schedule G, shall continue in effect through December 31, 2010, (the "Initial Term"), and thereafter for successive terms of three
       (3) years each unless and until terminated as provided in Section
       9.02 hereof."

by revising Section 9.02 to read as follows:

       "9.02 Either party upon at least thirty months' prior written notice to the other, may terminate this agreement after the expiration of the initial term or any successive term hereof; provided, that this agreement shall not be deemed to have terminated until all prior commitments for the sale or purchase of power under this agreement have been fulfilled.

and by deleting Section 9.03 in its entirety.

    1.03 Article 18 is hereby added to the 1968 Agreement to read as follows:

                              "ARTICLE 18

                               "DEFAULT

             "18.01 Default Defined. As used herein, "Default" shall mean the failure of a party to make any payment or perform any obligation at the time and in the manner required by this agreement, except where such failure to discharge obligations (other than the payment of money) is the result of uncontrollable forces. Failure to make any payment in the time and manner required by this agreement shall not be excused as a Default by payment of late charges in accordance with the provisions of
       Section 18.02 below:

             "18.02 Remedies For Default. Upon failure of a party to make a payment or perform an obligation, required hereunder, the other party shall give written notice of Default to the defaulting party. The defaulting party shall have 30 days within which to cure the Default. If a Default is not cured within such period, the party not in Default, at its option, may, in addition to all other rights and remedies available at law, in equity or under any other provision of this agreement suspend this agreement until the Default is cured. The party not in Default may also maintain such other actions for damages as may be provided by law or in equity."

                               ARTICLE 2

    2.01 Except as hereinabove specifically amended, all other terms and conditions of the 1968 Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have caused this Modification No. 8 to be executed by their respective duly authorized officers as of the day, month and year first written above.

                                INDIANAPOLIS POWER & LIGHT COMPANY


                                By   /s/ Robert W. Hill

                                   Robert W. Hill, Chairman and
                                     President

                                SOUTHERN INDIANA GAS AND ELECTRIC
                                  COMPANY



                                By   /s/ N.P. Wagner

                                   N.P. Wagner, Chairman and CEO

                                             Exhibit I

                          SERVICE SCHEDULE A

                           EMERGENCY SERVICE

SECTION 1 - DURATION

1.1 This Service Schedule, being a part of and under Modification No. 8 to the Interconnection Agreement (referred to herein as the "1968 Agreement") dated as of December 2, 1968 between Indianapolis Power & Light Company (hereinafter called "IPL" or a "Party") and Southern Indiana Gas and Electric Company, Inc. (hereinafter called "SIGECO" or a "Party") shall become effective as of the date of the Eighth Modification and shall continue in effective throughout the duration of the 1968 Agreement.

SECTION 2 - SERVICES TO BE RENDERED

2.1 Conditional Service. Subject to the provisions of subsection 2.2 of this Section 2, in the event of a breakdown or other emergency in or on the system of either Party involving either sources of power or transmission facilities, or both, impairing or jeopardizing the ability of the Party suffering the emergency to meet the loads of its system, the other Party shall deliver to such Party electric energy that it is requested to deliver; provided, however, that neither Party shall be obligated to deliver such energy which, in its sole judgment, it cannot deliver without interposing a hazard to or economic burden upon its operations or without impairing or jeopardizing the other load requirements of its system; and provided further, that neither Party shall be obligated to deliver electric energy to the other for a period in excess of forty-eight (48) consecutive hours during any single emergency.

    2.2 Non-Performance. The Parties recognize that the delivery of electric energy as provided in subsection 2.1 of this Section 2 is subject to two conditions which may preclude the delivery of such energy as so provided: (a) the Party requested to deliver electric energy may be suffering an emergency in or on its own system as described in said subsection 2.1, or (b) the system of a Party may be delivering electric energy, under a mutual emergency interchange agreement, to the system of another interconnected company which is suffering an emergency in or on its system. Under conditions as cited under (a) above, neither Party shall be considered to be in default hereunder if it is unable to comply with the provisions of said subsection 2.1. Under conditions as cited under (b) above, neither party shall be considered to be in default hereunder if it is unable to comply with the provisions of said subsection 2.1; provided, however, that such Party shall make every effort consistent with the terms of its contract with said other interconnected company to make the electric energy as provided in subsection 2.1 available to the other Party hereto as soon as possible.

    2.3 Reserve Generating Capacity Review. If at any time the record over a reasonable prior period shows clearly that either of the Parties has failed to deliver energy in accordance with and subject to the provisions of subsection 2.1 and subsection 2.2 of this Section 2, either Party, by written notice given to the other Party, may call for a joint study by the Parties of the reserve generating capacity in and provided for their respective systems and of their respective system transmission facilities affecting the supply and delivery of power and energy under the 1989 Agreement. It shall be the purpose of such study to determine the adequacy or inadequacy of reserve generating capacity and transmission facilities being provided to meet the requirements of the Parties' respective systems, reflecting obligations under the Agreement, and, if inadequate, the extent of the burden that one Party may be placing upon the other. If it should be found that one Party is placing an unreasonable burden upon the other, the Party causing such burden shall take such measures as are necessary to remove the burden from the other Party, or the Parties shall enter into such arrangements as shall provide for equitable compensation to the Party being burdened.

SECTION 3 - COMPENSATION

    3.1 Electric energy delivered under Section 2 above shall be settled for either by the return of equivalent energy or, at the option of the Party that supplied such energy, by payment of the out-of-pocket cost (such cost being as of the delivery point or points, as provided in Section 4.01 and
4.02 of Article 4 of the Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) to the supplying Party generating such energy plus ten percent of such cost. If equivalent energy is returned, it shall be returned at times when the load conditions of the Party electing to receive it are equivalent to the load conditions of such Party at the time the energy for which it is returned was delivered or, if such Party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee, as will compensate for the difference in conditions.

3.2 Electric energy delivered under Section 2 above that is purchased by the supplying Party's system from another interconnected system shall be settled for by the payment of 100% of the amount paid therefore by the supplying Party plus the following:

    3.21 Where IPL is the supplying Party, up to 3.46 mills per kilowatt-hour (2.46 mills/KWH for bulk transmission charges plus 1.0 mill/KWH for difficult to quantify energy related costs) plus the cost of any transmission losses, taxes, and other expenses incurred that would not have been incurred if such transaction had not been made.

    3.22 Where SIGECO is the supplying Party, up to 3.19 mills per kilowatt-hour (2.19 mills/KWH for bulk transmission charge plus 1.0 mill/KWH for difficult to quantify energy-related costs) plus the cost of any transmission losses, taxes, and other expenses incurred that would not have been incurred if such transaction had not been made.

                                            Exhibit III
                          SERVICE SCHEDULE C
                          INTERCHANGE ENERGY

SECTION 1 - DURATION

1.1 This Service Schedule, a part of and under Modification No. 8 to the Interconnection Agreement (referred to herein as the "1968 Agreement") dated as of December 2, 1968 between Indianapolis Power & Light Company
(hereinafter called "IPL" or a "Party") and Southern Indiana Gas and Electric Company, Inc. (hereinafter called "SIGECO" or a "Party") shall become effective as of the date of the Eighth Modification and shall continue in effective throughout the duration of the 1968 Agreement.

SECTION 2 - SERVICES TO BE RENDERED

    Economy Energy

2.1 It is recognized that from time to time each of the Parties may have electric energy (herein called "Economy Energy") available from surplus capacity either on its own system or from sources outside its own system, or both, and that Economy Energy could be supplied to the other Party at a cost that would result in operating savings to such other Party. Such operating savings would result from the displacement of electric energy that otherwise would be supplied from capacity either on such other Party's system or from sources outside its own system, or both. To promote the economy of electric power supply and to achieve efficient utilization of production capacity, either Party, whenever it in its own judgment determines Economy Energy is available, may, but shall not be obligated to, offer Economy Energy to the other Party. Promptly upon receipt of any such offer other Party shall notify the offering Party of the extent to which it desires to use such Economy Energy, and schedules providing the periods and extent of use shall be agreed upon.

    Non-Displacement Energy

2.2 It is further recognized that from time to time occasions will arise when the effecting of transactions, as provided in subsection 2.1 of this
Section 2 will be impracticable, but at the same time one of the Parties may have electric energy (herein called "Non-Displacement Energy") which it is willing to make available from surplus capacity either on its own system or from sources outside its own system, or both, that can be utilized advantageously for short intervals by the other Party. It shall be the responsibility of the Party desiring the receipt of Non-Displacement Energy to initiate the receipt and delivery of such energy. The Party desiring such receipt of energy shall inform the other Party of the extent to which it desires to use Non-Displacement Energy, and, whenever in its sole judgment such other Party determines that it has Non-Displacement Energy available, schedules providing the periods and extent of use shall be mutually agreed upon. Neither Party shall be obligated to make any Non-Displacement Energy available to the other.

SECTION 3 - COMPENSATION

    Economy Energy

3.1 The charge for Economy Energy purchased by either Party from the other Party shall be based on the principle that the Party purchasing it shall pay the out-of-pocket cost (including all operating, maintenance, tax, transmission losses and other expenses incurred that would not have been incurred if the energy had not been supplied) of the Party supplying such energy and that the resulting savings to the receiving Party shall be equally shared by the supplying and receiving Parties.

3.2 When Economy Energy is obtained from or delivered to other systems interconnected with the Parties, but not signatories to the 1968 Agreement, payments shall be based on the out-of-pocket cost of the supplying Party or system providing the energy and an allocation of the gross savings which are defined as the difference between (1) what the out-of-pocket costs of the receiving Party or system would have been to generate such energy, and (2) the out-of-pocket costs of the supplying Party or system providing the energy. Such allocation shall be made as provided in subsection 3.21 and

3.22 hereinbelow:

    3.21 The transmitting Party shall be paid (a) its cost of purchasing the Energy supplied, plus (b) its costs of additional transmission losses plus (c) the following:

        (1) When IPL is such transmitting Party:
            The greater of (i) fifteen percent of the gross savings remaining after deducting all such payments for transmission losses or (ii) an amount not to exceed 3.46 mills per kilowatt-hour of Energy received for transmission.

        (2) When SIGECO is such transmitting Party:
            The greater of (i) fifteen percent of the gross savings remaining after deducting all such payments for transmission losses or (ii) an amount not to exceed 3.19 mills per kilowatt-hour of Energy received for transmission.

    3.22 The supplying Party or system shall be paid its out-of-pocket cost of providing the energy, plus one-half of the gross savings remaining after deducting all (b) and (c) payments made under subsection 3.21. The receiving Party or system shall be entitled to the other one-half of the gross savings remaining after deducting all
    (b) and (c) payments made under subsection 3.21.

3.3 Prior to any transaction involving the delivery and receipt of Economy Energy, as provided in subsection 3.1 and 3.2 authorized representatives of the Parties shall determine and agree upon the compensation applicable to such transaction. Compensation so agreed upon shall not be subject to later review or adjustment.

    Non-Displacement Energy

3.4 Non-Displacement Energy delivered hereunder shall be settled for either by the return of equivalent energy or, at the option of the Party that supplied such energy, by payment of the out-of-pocket cost (such cost being as of the delivery point or points, as provided in Sections 4.01 and 4.02 of
Article 4 of the 1968 Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) to the supplying Party generating such energy plus ten percent of such cost. If equivalent energy is returned, it shall be returned at times when the load conditions of the Party receiving it are equivalent to the load conditions of such Party at the time the energy for which it is returned was delivered or, if such Party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee, as will compensate for the difference in conditions.

3.5 Non-Displacement Energy delivered under Subsection 2.2 above that is purchased by the supplying Party from another interconnected system which is not a signatory to the 1989 Agreement ("Third Party") at the request of the receiving Party shall be settled for as follows:

    3.51 When IPL is the supplying Party, a payment of 100 percent of the amount paid to such Third Party, plus up to 3.46 mills per kilowatt-hour (consisting of up to 2.46 mills per kilowatt-hour for a transmission charge and 1 mill per kilowatt-hour for difficult to quantify energy related costs) plus any transmission losses.

    3.52 When SIGECO is the supplying Party, a payment of 100 percent of the amount paid to such Third Party, plus up to 3.19 mills per kilowatt-hour (consisting of up to 2.19 mills per kilowatt-hour for a transmission charge and 1 mill per kilowatt-hour for difficult to quantify energy related costs) plus any transmission losses.

                                            Exhibit IV

                          SERVICE SCHEDULE D

                      SHORT TERM POWER AND ENERGY

SECTION 1 - DURATION

1.1 This Service Schedule, being a part of and under Modification No. 8 to the Interconnection Agreement (referred to herein as the "1968 Agreement") dated as of December 2, 1968 between Indianapolis Power & Light Company (hereinafter called "IPL" or a "Party") and Southern Indiana Gas and Electric Company, Inc. (hereinafter called "SIGECO" or a "Party") shall become effective as of the date of the Eighth Modification and shall continue in effect throughout the duration of the 1968 Agreement.

SECTION 2 - SERVICES TO BE RENDERED

2.1 Either Party by giving the other Party notice may reserve from the other, (a) electric power ("Weekly Short Term Power") for periods of one or more weeks or (b) electric power ("Daily Short Term Power") for periods of one or more days whenever, the Party requested to reserve the same, is willing to make such power available. Under ordinary circumstances such reservation shall extend for not less than a calendar week if it begins with Sunday or for the balance of the calendar week if it begins with any day subsequent to the Sunday; however, under unusual circumstances, the Parties may mutually agree upon a reservation of Daily or Weekly Short Term Power for a lesser number of days. In all cases the Party asked to supply Daily or Weekly Short Term Power shall be the sole judge as to the amounts and periods that it has electric power available that may be reserved by the other Party as Short Term Power.

        2.11 Prior to each reservation of Weekly or Daily Short Term Power, the number of kilowatts to be reserved, the period of the reservation, the terms of such reservation, and the source of such power if the supplying Party is in turn reserving such power from another interconnected system ("Third Party"), shall be determined by the Parties. Such determination shall be confirmed in writing at the request of either Party. If during such period conditions arise that could not have been reasonably foreseen at the time of the reservation and cause the reservation to be burdensome to the supplying Party or its system, such Party may by oral notice to the reserving Party, such oral notice to be later confirmed in writing if requested by either Party, reduce the number of kilowatts reserved by such amount and for such time as it shall specify in such notice, but kilowatts reserved hereunder that the supplying Party is in turn reserving from another system may be reduced only to the extent they are reduced by such other system.

        2.12 During the period that Weekly or Daily Short Term Power has been reserved, the Party that has agreed to supply such power shall upon call by the reserving Party deliver associated electric energy ("Weekly or Daily Short Term Energy") to the reserving Party as of the delivery point or points, as provided in Section 4.01 and 4.02 of
    Article 4 of the 1968 Agreement at a rate during each hour of up to and including the number of kilowatts reserved.

SECTION 3 - COMPENSATION

3.1 Demand Charges: The reserving Party of Weekly or Daily Short Term Power shall pay the supplying Party Demand Charges for such Short Term Power at the following rates:

    3.11  Weekly Short Term Power

         3.11.1 When IPL is the supplying Party: at the rate of up to $1.05 per kilowatt reserved per such week.

         3.11.2 When SIGECO is the supplying Party: at the rate of up to $1.05 per kilowatt reserved per such week.

         3.11.3 In the event the amount of Weekly Short Term Power taken is reduced upon request of the supplying Party, the demand charge for each day (other than Sunday) during which any reduction is in effect shall be reduced by one-sixth (1/6) of the aforesaid supplying Party's weekly demand rate per kilowatt of reduction.

    3.12  Daily Short Term Power

         3.12.1 For any day that Daily Short Term Power is reserved by either Party, the daily demand rate shall be equal to the rate of up to one-sixth (1/6) of the supplying Party's Weekly Short Term Power demand rate.

         3.12.2 In the event the amount of Daily Short Term Power taken is reduced upon request of the supplying Party, the demand charge for each day during which such reduction is made shall be reduced by one-sixth (1/6) of the above weekly demand rate per kilowatt of reduction.
    3.13 Third Party Weekly or Daily Short Term Power

         3.13.1 For any period that Short Term Power is reserved by SIGECO for IPL from a Third Party, such Short Term Power shall be supplied at the rate up to $.265 per kilowatt reserved per week or up to $.053 per kilowatt reserved per day plus the demand charge paid therefor by SIGECO to the Third Party.

         3.13.2 For any period that Short Term Power is reserved by IPL for and at the request of SIGECO from a Third Party, such Short Term Power shall be supplied at the rate of up to $.295 per kilowatt reserved per week or at the rate of up to $.059 per kilowatt reserved per day plus the demand charge paid therefor by IPL to the Third Party.

         3.13.3 In the event the amount of Weekly Short Term Power reserved from a Third Party is reduced upon the request of the Third Party, the demand charge for each day during which such reduction is in effect shall be reduced by the amount by which the demand charge payable by the supplying Party is reduced under its Agreement with such Third Party plus, in the case of Power reserved by IPL, one-sixth of the rate per kilowatt agreed to under Section 3.13.2 for each kilowatt or reduction each day; but not more than the rate agreed upon for each kilowatt per week; and, in the case of Power reserved by SIGECO, one-sixth of the rate per kilowatt stated in Section 3.13.1 for each kilowatt of reduction each day; but not more than the rate agreed upon for each kilowatt per week.

         3.13.4 In the event that the amount of Daily Short Term Power reserved from a Third Party is reduced upon the request of the Third Party, the demand charge for such Power shall be reduced by the amount by which the demand charge payable by the supplying Party is reduced by the Third Party.

3.2 Energy Charges: The reserving Party shall pay the supplying Party Energy Charges for all Short Term Energy delivered pursuant to subsection
2.12 above at the following rates:

         3.21 For each kilowatt-hour that is generated by the supplying Party's system 110% of the out-of-pocket costs (including all operating, maintenance, tax, transmission losses and other expenses incurred that would not have been incurred if the energy had not been supplied) of supplying Short Term Energy called for during such period.

         3.22 For each kilowatt-hour purchased by the supplying Party's system from a Third Party to supply the Short Term Energy called for during each period, 100% of the amount paid therefore by the supplying Party plus the following:

         3.22.1 Where IPL is the supplying Party, 1.0 mill per kilowatt-hour for difficult to quantify energy-related costs plus the cost of any transmission losses, taxes, and other expenses incurred that would not have been incurred if such transaction had not been made.

         3.22.2 Where SIGECO is the supplying Party, 1.0 mill/KWH for difficult to quantify energy-related costs plus the cost of any transmission losses, taxes, and other expenses incurred that would not have been incurred if such transaction had not been made.

                                                      Exhibit VI

                          SERVICE SCHEDULE F

                       LIMITED TERM POWER (FIRM)

SECTION 1 - DURATION

1.1 This Service Schedule, being a part of and under Modification No. 8 to the Interconnection Agreement (referred to herein as the "1968 Agreement") dated as of December 2, 1968 between Indianapolis Power & Light Company (hereinafter called "IPL"' or a "Party") and Southern Indiana Gas and Electric Company, Inc. ("hereinafter called "SIGECO" or a "Party"), shall become effective as of the date of the Eighth Modification and shall continue in effect throughout the duration of the 1968 Agreement.

SECTION 2 - SERVICES TO BE RENDERED

2.1 Either Party by giving the other Party notice may reserve for periods of not less than one (1) or more than twelve (12) months, such electric power (herein called "Limited Term Power (Firm)") as the other Party may be willing to make available as Limited Term Power (Firm). The Party asked to supply Limited Term Power (Firm) shall be the sole judge as to the amounts and periods that it has electric power available that may be reserved by the other Party as Limited Term Power (Firm).

    2.11 To reserve Limited Term Power (Firm), the Party desiring such power shall specify in its notice to the supplying Party the number of kilowatts and the period for which it desires to so reserve such power. The supplying Party shall signify the extent of its ability and willingness to comply with the provisions of such notice. Any notice or any acknowledgement of such notice that initially may be given or all shall be confirmed thereafter in writing.

    2.12 During each period that Limited Term Power (Firm) has been reserved as above provided, the supplying Party shall deliver upon call electric energy (herein called "Limited Term Energy (Firm)") to the other Party at the delivery point or points set forth in Section 4.01 of Article 4 of the Agreement in any amount up to and including the number of kilowatts reserved. However, in the event conditions arise during such period which could not have been reasonably foreseen at the time said power was reserved and such conditions would cause the delivery of Limited Term Energy (Firm) to be burdensome to the supplying Party, the supplying Party may, upon notice to the reserving Party reduce or interrupt the delivery of such energy to preserve the integrity of, or to prevent or limit any instability on, its system.

    2.13 The Limited Term Power (Firm) billing demand for any period shall be taken as equal to the number of kilowatts reserved as Limited Term Power (Firm) for such period.

SECTION 3 - COMPENSATION

3.1 The Party reserving Limited Term Power (Firm) shall pay the supplying Party the following Demand Charges:

    3.11 Monthly Limited Term Power (Firm) - For any month that Limited Term Power (Firm) is reserved up to $5.50 per kilowatt reserved; less, for each day during any part of which the amount of Monthly Limited Term Power (Firm) is reduced upon notice from the supplying Party, one-twentieth (1/20) of the supplying Party's monthly demand rate per kilowatt for each kilowatt of reduction but not more than the rate agreed upon for each kilowatt per month.

    3.12  Third Party Monthly Limited Term Power (Firm)

         3.12.1 For any month that Monthly Limited Term Power (Firm) is reserved by SIGECO for and at the request of IPL from a Third Party, such Monthly Limited Term Power (Firm) shall be supplied at the rate of up to $1.15 per kilowatt reserved per month plus the demand charge paid therefor by SIGECO to the Third Party.

         3.12.2 For any month that Monthly Limited Term Power (Firm) is reserved by IPL for and at the request of SIGECO from a Third Party, such Monthly Limited Term Power (Firm) shall be supplied at the rate of up to $1.28 per kilowatt reserved per month plus the demand charge paid therefor by IPL to the Third Party.

         3.12.3  In the event the amount of Monthly Limited Term Power
    (Firm) reserved from a Third Party is reduced upon the request of the Third Party, the demand charge for each day during which reduction is in effect shall be reduced by the amount by which the demand charge payable by the supplying Party is reduced under its Agreement with such Third Party plus, in the case of Power reserved by IPL one-thirtieth (1/30) of the rate per kilowatt agreed to under Paragraph 3.12.1 of this Section 3.12 for each kilowatt of reduction each day; but not more than the rate agreed upon for each kilowatt per month; and, in the case of Power reserved by SIGECO, one-thirtieth (1/30) of the rate per kilowatt agreed to under Paragraph 3.12.2 of this Section 3.12 for each kilowatt of reduction each day; but not more than the rate agreed upon for each kilowatt per week.

3.2 The reserving Party shall pay the supplying Party for all Limited Term Energy (Firm) delivered at the following rates:

    3.21 For each kilowatthour that is generated by the supplying Party's system, 100 percent of the Out-of-Pocket Costs of supplying Limited Term Energy (Firm) called for during such period, plus 10 percent of such costs.

    3.22 For each kilowatthour purchased by IPL from a Third Party in order to supply the Limited Term Energy called for during such period, 100 percent of the amount of the Energy charge paid therefor by IPL plus 1 mill per kilowtthour plus any transmission losses.

    3.23 For each kilowatthour purchased by SIGECO from a Third Party in order to supply the Limited Term Energy (Firm) called for during such period, 100 percent of the amount of the Energy charge paid therefor by SIGECO plus 1 mill per kilowatthour plus any transmission losses.

                                                      EXHIBIT VII

                          SERVICE SCHEDULE G

                     SPECIFIC TRANSMISSION SERVICE

SECTION 1 - DURATION AND TERMINATION

1.1 This Service Schedule G, being part of Modification No. 8 dated as of September 1, 1989 to the Agreement dated as of December 2, 1968 between Indianapolis Power & Light Company (hereinafter called "IPL" or a "Party") and Southern Indiana Gas and Electric Company, Inc. (hereinafter called "SIGECO" or a "Party") as amended by seven previous modifications (said Interconnection Agreement as so modified being herein called the "1968 Agreement"), shall become effective on the effective date of Modification No. 8 and shall continue in effect until terminated in accordance with this
Section 1.

1.2 The term of this Service Schedule G shall commence January 1, 1991 and shall extend through December 31, 2010, unless it is otherwise terminated in accordance with Subsections 1.3, 1.4, 1.5, 1.6 or 1.7 of this Section 1.

1.3 If any regulatory authority having jurisdiction over Modification No. 8 does not accept it for filing within ninety (90) days after its submission, or requires any modification to its rates, terms, or conditions as a condition of accepting Modification No. 8 for filing, either Party may terminate Modification No. 8, if in such Party's good faith judgment such modification materially changes the benefits or burdens to the Party desiring to terminate; provided, the terminating Party has used its best efforts to obtain regulatory acceptance. In that event, such Party may terminate Modification No. 8 and this Service Schedule G by notifying the other Party in writing of its intention to so terminate not more than thirty
(30) days after final action is taken not to accept Modification No. 8 for filing or which requires such modification as a condition of such acceptance. Modification No. 8 and this Service Schedule G shall terminate thirty (30) days after receipt of such notice by the other Party.

1.4 If at any time after the acceptance of Modification No. 8, any regulatory authority having jurisdiction over it modifies its rates, terms or conditions, either Party may terminate Modification No. 8 if in such Party's good faith judgment such modification materially changes the benefits or burdens of Modification No. 8 to the Party desiring to terminate; provided, the terminating Party has used its best efforts to obtain acceptable rates, terms and conditions. In that event, such Party may terminate Modification No. 8 and this Service Schedule G by notifying the other Party in writing of its intention to so terminate not more than thirty (30) days after the effective date of such change. Modification No. 8 and this Service Schedule G shall terminate one hundred twenty (120) days after receipt of such notice by the other Party.

1.5 IPL may elect to terminate Service Schedule G at any time during its term if IPL's power purchase from Big Rivers is terminated or, with three years' advance notice, if IPL executes an interconnection agreement with Big Rivers.

1.6 After January 1, 1993, SIGECO may elect to terminate Service Schedule G at any time upon three (3) years' advance written notice to IPL stating that SIGECO has received a written offer from a third party for the transmission capacity provided by SIGECO to IPL which results in greater compensation to SIGECO than the compensation provided under this Service Schedule G; provided, that IPL shall have the right of first refusal to match any such offer by agreeing, within 90 days after receiving a copy of any such offer, to pay such additional compensation as will equal such offer; and provided further, that if IPL declines to exercise its right of first refusal and SIGECO declines to accept the Third Party offer within 90 days after IPL's refusal, Service Schedule G shall remain in effect and any further consideration of such offer shall require a new three-year notice.

1.7 SIGECO may elect to restrict Service Schedule G at any time if, due to system or operational occurrences, SIGECO cannot, in its sole judgment, continue to provide unrestricted service under Service Schedule G and at the same time adequately provide service to SIGECO's other customers without altering or adding to its equipment and facilities. Upon the occurrence of such an event and upon development of a remedial plan by SIGECO, IPL shall have the option either (a) to agree to pay the mutually agreed upon reasonable costs of such remedial plan in proportion to IPL's contribution to the system or operational occurrences that necessitated such plan and in proportion to the remaining term of Service Schedule G or (b) decline to participate in the remedial plan and continue receiving service under Service Schedule G on a restricted basis when necessary and on an unrestricted basis at all other times.

SECTION 2 - SPECIFIC TRANSMISSION SERVICE TO BE RENDERED AND CONDITIONS
THEREOF

2.1 SIGECO shall provide transmission service to IPL for an amount up to 50 MW from January 1, 1991 through December 31, 1992 and 100 MW thereafter through December 31, 2010 for power and associated energy over SIGECO's electrical transmission facilities from its interconnections with Big Rivers Electric Corporation to SIGECO's interconnection with IPL. Such transmission service shall be available at all times during the term of this Service Schedule G, except during system emergencies. Notification by IPL to SIGECO shall be the only condition for the use of such transmission service.

2.2 The Parties shall maintain and operate their respective systems so as to minimize, in accordance with sound engineering and operating practice, the likelihood of disturbance(s) originating in either Party's system which might cause impairment of the transmission service provided hereunder.

2.3 Either Party may interrupt synchronous operation through the Interconnection Point if either determines that its facilities may be damaged due to excessive loadings caused by the transmission service provided hereunder. Should such interruption occur, the parties shall cooperate to remove the cause of such excessive loadings as soon as practicable and restore such interconnection to normal operating condition. Neither Party shall be responsible to the other Party for damage or loss of revenue caused by such interruption.

2.4 The Parties agree to study and negotiate the installation, ownership, cost and maintenance of any additional equipment or facilities necessary to effect a long term solution to any such excessive loading herein described if either Party reasonably determines that the transmission service provided for herein contributes to excessive loading and requests such negotiation.

SECTION 3 - COMPENSATION AND BILLING

3.1 From the commencement date of this Agreement to December 31, 1995 the following firm transmission rates shall apply:

    3.11 Demand Charge of $40,000/month for a 50 MW of transmission capacity from January 1, 1991 through December 31, 1992 and a demand charge of $80,000/month for a 100 MW of transmission capacity from January 1, 1993 through December 31, 1995.

    3.12  Energy Charge of 1 mill/KWH delivered.

3.2 From January 1, 1996 to December 31, 2010 the following transmission rates shall apply:

    3.21 A fixed monthly demand charge for 100 MW of transmission capacity demand charge beginning January 1 of each of the following years:

                Year           Monthly Demand Charge
                1996                 $101,600
                1997                 $105,200
                1998                 $108,800
                1999                 $112,400
                2000                 $116,000
                2001                 $119,600
                2002                 $123,200
                2003                 $126,800
                2004                 $130,400
                2005                 $134,000
                2006                 $137,600
                2007                 $141,200
                2008                 $144,800
                2009                 $148,400
                2010                 $152,000

    3.22 The energy charge shall be the energy charge allowed in SIGECO's Federal Energy Regulatory Commission Supplement No. 11 to Rate Schedule FPC No. 25 pertaining to IPL, effective April 1, 1987, to recover unquantified transmission costs, currently $.001/KWH, or the FERC approved revisions thereof as are in effect thereafter.

3.3 In the event SIGECO's transmission capacity currently in effect is reduced upon notice from SIGECO, the demand charge for each day during which any such reduction is in effect (excluding Saturdays and Sundays) shall be reduced by one-twentieth (1/20) of SIGECO's monthly demand charge currently in effect per kilowatt of reduction, but not more than the demand charge for the month.

                          MODIFICATION NO. 9
                                TO THE
                       INTERCONNECTION AGREEMENT
                                BETWEEN
                  INDIANAPOLIS POWER & LIGHT COMPANY
                                  AND
                SOUTHERN INDIANA GAS & ELECTRIC COMPANY


THIS AMENDMENT made and entered into as of the 1st day of January, 1995 by Indianapolis Power & Light Company ("IPL"), being an Amendment to the Interconnection Agreement between Southern Indiana Gas & Electric Company ("Buyer") and IPL dated December 2, 1968, as amended (the "Agreement").


                              WITNESSETH:


WHEREAS, IPL and Southern Indiana Gas & Electric Company entered into the Agreement on December 2, 1968, which Agreement has been amended from time to time;


WHEREAS, the Agreement provides for the sale of power and energy by IPL under Service Schedules described as:

         Service Schedule A          Emergency Service
         Service Schedule C          Interchange Energy
         Service Schedule D          Short Term Power and Energy
         Service Schedule F          Limited Term Power (Firm)

WHEREAS, the Agreement provides for the recovery of incremental costs or "out-of-pocket" costs occasioned by the sale by IPL of electric energy;

WHEREAS, IPL has implemented its Emissions Constrained Dispatch Plan, attached hereto;

WHEREAS, the rates for Emergency Service, Interchange Energy, Short Term Power and Energy, and Limited Term Power (Firm), do not expressly include the cost of replacing sulfur dioxide ("SO2") emission allowances expended in order to provide such energy in compliance with Federal laws governing SO2 emission;


WHEREAS, IPL desires to amend the Agreement to clarify recovery of out-of-pocket costs occasioned by the sale of said energy as including the recovery of the incremental cost of SO2 emission allowances;


NOW, THEREFORE, in consideration of the premises and the terms and conditions set forth herein; IPL desires to amend the Agreement as follows:

Section 1.      Compensation for SO2 Emission Allowances.
The Buyer shall compensate IPL for the consumption of Sulfur Dioxide Emissions Allowances ("SO2 Allowances") directly attributed to electric energy sales by IPL to Buyer under the Service Schedules. Such compensation shall, at Buyer's option, be made by either supplying IPL with the number of SO2 Allowances directly attributed to such energy sales, or by reimbursing IPL for the incremental cost of such number of SO2 Allowances, rounded to the nearest whole SO2 Allowance.


If Buyer opts to reimburse IPL in cash for SO2 Allowances associated with Buyer's energy purchases for the month, the cash amount due at billing will be determined by multiplying the number of SO2 Allowances attributed to the sale by the incremental cost of the SO2 Allowances, as determined in Section 2.2, at the time of the sale.

If Buyer opts to reimburse IPL in SO2 Allowances, Buyer will record or transfer to IPL's account, the number of SO2 Allowances calculated below, at the time cash settlement for the energy is due. In all cases, Buyer will transfer to IPL's account the number of SO2 Allowances due IPL for calendar year no later than January 15 of the following year. "Transfer to IPL's account" shall mean, for purposes of the Amendment, the transfer by the USEPA of the requisite number of SO2 Allowances to IPL's Allowance Tracking System account and the receipt by IPL of the Allowance Transfer Confirmation.


Section 2.      Determination of SO2 Emission Allowances Due IPL.
    Section 2.1.                     Number of SO2 Allowances
    The number of SO2 Allowances directly attributed to an energy sale made by IPL shall be determined for each hour, by determining the contribution from each of the unit(s) from which the energy sale is being made for that hour. For each unit, the emission rate in pounds of SO2 per million Btu will be determined each month, from fuel sulfur content, control equipment performance, and continuous emissions monitoring data. The emission rate and the unit heat rate will be used to determine the SO2 Allowances used per megawatt-hour ("MWH"). The energy from each unit attributable to the sale, and the SO2 Allowances per MWH for each unit, will be used to determine the number of SO2 Allowances attributable to the sale.


    Section 2.2 .                    Cost of SO2 Allowances
    The incremental SO2 Allowance cost used to determine economic dispatch of IPL's generating units in any month, will also be the basis used to determine compensation for IPL's energy sales. The incremental SO2 Allowances cost, in dollars per ton of SO2, shall be determined each month and will be based on the Cantor Fitzgerald offer price for SO2 Allowances, or if such is not available, then another nationally recognized SO2 Allowance trading market price or market price index, at the beginning of the month. The SO2 Allowance value may be changed at any time during the month to reflect the more current incremental cost, or market price, for SO2 Allowances. Buyer will be notified of the new SO2 Allowance value prior to dispatch of IPL energy to Buyer.


Section 3.      Effective Date.
This Amendment to the Agreement shall be made effective as of January 1, 1995.

IN WITNESS WHEREOF, IPL has caused the foregoing Amendment to be signed by its duly authorized officer, effective as of the date set forth above.


    INDIANAPOLIS POWER & LIGHT COMPANY



    By: /s/ John C. Berlier, Jr.
         John C. Berlier, Jr.
         Vice President
         Resource Planning and Rates